EXHIBIT 4.1

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                            WMC SECURED ASSETS CORP.

                                    Company,

                            [NAME OF MASTER SERVICER]

                                Master Servicer,

                                       and

                               [NAME OF TRUSTEE],

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                        Dated as of ____________ 1, 199_



                       Mortgage Pass-Through Certificates

                                Series 199_-____


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[TPW: NY01:500007.1] 18305-00002  11/24/97 01:09PM

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                                TABLE OF CONTENTS
                                -----------------
                                                                    PAGE
                                                                    ----
ARTICLE I

         DEFINITIONS

                           SECTION 1.01.  Defined Terms
         Accrued Certificate Interest................................3
         Advance      ...............................................3
         Agreement    ...............................................3
         Anniversary  ...............................................4
         Assignment   ...............................................4
         Assignment Agreement........................................4
         Available Distribution Amount...............................4
         Bankruptcy Amount...........................................4
         Bankruptcy Code.............................................4
         Bankruptcy Loss.............................................4
         Business Day ...............................................5
         Cash Liquidation............................................5
         Certificate  ...............................................5
         Certificate Account.........................................5
         Certificate Account Deposit Date............................5
         Certificateholder" or "Holder...............................5
         Certificate Owner...........................................5
         Certificate Principal Balance...............................6
         Certificate Register........................................6
         Class        ...............................................6
         Class A Certificate.........................................6
         Class B Certificate.........................................6
         Class B Percentage..........................................6
         Class R Certificate.........................................6
         Closing Date ...............................................6
         Code         ...............................................6
         Collateral Value............................................6
         Company      ...............................................7
         Corporate Trust Office......................................7
         Credit Support Depletion Date...............................7
         Custodial Account...........................................7
         Cut-off Date ...............................................7
         Debt Service Reduction......................................7
         Default Loss ...............................................7
         Deficient Valuation.........................................7
         Definitive Certificate......................................7
         Deleted Mortgage Loan.......................................7

                                        i

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                                                                    PAGE
                                                                    ----

         Determination Date..........................................8
         Disqualified Organization...................................8
         Distribution Date...........................................8
         Due Date     ...............................................8
         Due Period   ...............................................8
         Duff & Phelps...............................................8
         Eligible Account............................................8
         Event of Default............................................9
         Excess Bankruptcy Loss......................................9
         Excess Fraud Loss...........................................9
         Excess Special Hazard Loss..................................9
         Extraordinary Events........................................9
         Extraordinary Losses.......................................10
         FDIC         ..............................................10
         FHLMC        ..............................................10
         FNMA         ..............................................10
         Fraud Losses ..............................................10
         Fraud Loss Amount..........................................10
         Funding Date ..............................................11
         Initial Certificate Principal Balance......................11
         Insurance Policy...........................................11
         Insurance Proceeds.........................................11
         Late Collections...........................................11
         Loan-to-Value Ratio........................................11
         Master Servicer............................................11
         Monthly Payment............................................11
         Moody's      ..............................................11
         Mortgage     ..............................................12
         Mortgage File..............................................12
         Mortgage Loan..............................................12
         Mortgage Loan Schedule.....................................12
         Mortgage Note..............................................13
         Mortgage Rate..............................................13
         Mortgaged Property.........................................13
         Mortgagor    ..............................................13
         Net Mortgage Rate..........................................13
         Nonrecoverable Advance.....................................13
         Non-United States Person...................................13
         Notional Amount............................................13
         Officers' Certificate......................................14
         Opinion of Counsel.........................................14
         Optimal Percentage.........................................14
         Optimal Principal Distribution Amount......................14

                                       ii

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                                                                  PAGE
                                                                  ----

         Original Senior Percentage.................................14
         OTS          ..............................................14
         Outstanding Mortgage Loan..................................14
         Ownership Interest.........................................14
         Pass-Through Rate..........................................14
         Percentage Interest........................................15
         Permitted Instruments......................................15
         Permitted Transferee.......................................16
         Person       ..............................................16
         Prepayment Assumption......................................16
         Prepayment Period..........................................17
         Primary Hazard Insurance Policy............................17
         Primary Mortgage Insurance Policy..........................17
         Principal Prepayment.......................................17
         Purchase Price.............................................17
         Qualified Insurer..........................................17
         Qualified Substitute Mortgage Loan.........................17
         Rating Agency..............................................18
         Realized Loss..............................................18
         Record Date  ..............................................19
         Regular Certificate........................................19
         Relief Act   ..............................................19
         Relief Act Interest Shortfall..............................19
         REMIC        ..............................................19
         REMIC Provisions...........................................19
         Remittance Report..........................................19
         REO Acquisition............................................19
         REO Disposition............................................19
         REO Imputed Interest.......................................19
         REO Proceeds ..............................................19
         REO Property ..............................................19
         Request for Release........................................20
         Required Insurance Policy..................................20
         Residual Certificate.......................................20
         Responsible Officer........................................20
         Seller       ..............................................20
         Seller's Warranty Certificate..............................20
         Senior Accelerated Distribution Percentage.................20
         Senior Percentage..........................................21
         Senior Principal Distribution Amount.......................21
         Servicing Account..........................................21
         Servicing Advances.........................................21
         Servicing Fee..............................................21

                                       iii

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                                                                  PAGE
                                                                  ----

         Servicing Fee Rate.........................................22
         Servicing Officer..........................................22
         Single Certificate.........................................22
         Special Hazard Amount......................................22
         Special Hazard Percentage..................................22
         Standard & Poor's..........................................22
         Startup Day  ..............................................22
         Stated Principal Balance...................................22
         Subordinate Principal Distribution Amount..................23
         Sub-Servicer ..............................................23
         Sub-Servicer Remittance Date...............................23
         Sub-Servicing Account......................................23
         Sub-Servicing Agreement....................................23
         Tax Returns  ..............................................23
         Transfer     ..............................................23
         Transferor   ..............................................23
         Trust Fund   ..............................................23
         Trustee      ..............................................24
         Trustee's Fee..............................................24
         Uninsured Cause............................................24
         United States Person.......................................24
         Voting Rights..............................................24

ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS;
         ORIGINAL ISSUANCE OF CERTIFICATES

         2.01.  Conveyance of Mortgage Loans........................25
         2.02.  Acceptance of the Trust Fund by the
                Trustee.............................................28
         2.03.  Representations, Warranties and Covenants of
                the Master Servicer and the Company.................29
         2.04.  Representations and Warranties of the Seller;
                Repurchase and Substitution.........................31
         2.05.  Issuance of Certificates Evidencing Interests
                in the Trust Fund...................................33

ARTICLE III

         ADMINISTRATION AND SERVICING
         OF THE TRUST FUND

         3.01.  Master Servicer to Act as Master Servicer...........34
         3.02.  Sub-Servicing Agreements Between Master
                Servicer and Sub-Servicers..........................35

                                       iv

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                                                                   PAGE
                                                                   ----

         3.03.  Successor Sub-Servicers.............................36
         3.04.  Liability of the Master Servicer....................36
         3.05.  No Contractual Relationship Between Sub-Servicers
                and Trustee or Certificateholders...................36
         3.06.  Assumption or Termination of Sub-Servicing
                Agreements by Trustee...............................37
         3.07.  Collection of Certain Mortgage Loan Payments........37
         3.08.  Sub-Servicing Accounts..............................37
         3.09.  Collection of Taxes, Assessments and Similar
                Items; Servicing Accounts...........................38
         3.10.  Custodial Account...................................38
         3.11.  Permitted Withdrawals From the Custodial Account....40
         3.12.  Permitted Instruments...............................41
         3.13.  Maintenance of Primary Mortgage Insurance and
                Primary Hazard Insurance............................41
         3.14.  Enforcement of Due-on-Sale Clauses; Assumption
                Agreements..........................................43
         3.15.  Realization Upon Defaulted Mortgage Loans...........44
         3.16.  Trustee to Cooperate; Release of Mortgage Files.....45
         3.17.  Servicing Compensation..............................46
         3.18.  Maintenance of Certain Servicing Policies...........46
         3.19.  Annual Statement as to Compliance...................47
         3.20.  Annual Independent Public Accountants' Servicing
                Statement...........................................47
         3.21.  Access to Certain Documentation.....................47
         3.22.  Title, Conservation and Disposition of REO
                Property............................................48
         3.23.  Additional Obligations of the Master Servicer.......50
         3.24.  Additional Obligations of the Company...............50

ARTICLE IV

         PAYMENTS TO CERTIFICATEHOLDERS
         4.01.  Certificate Account; Distributions..................52
         4.02.  Statements to Certificateholders....................55
         4.03.  Remittance Reports; Advances by the Master
                Servicer............................................57
         4.04.  Allocation of Realized Losses.......................59
         4.05.  Information Reports to be Filed by the Master
                Servicer............................................59
         4.06.  Compliance with Withholding Requirements............60

ARTICLE V

         THE CERTIFICATES

         5.01   The Certificates....................................61
         5.02.  Registration of Transfer and Exchange
                of Certificate......................................62
         5.03.  Mutilated, Destroyed, Lost or Stolen Certificates...65

                                        v

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                                                                   PAGE
                                                                   ----

         5.04.  Persons Deemed Owners...............................66

ARTICLE VI

         THE COMPANY AND THE MASTER SERVICER

         6.01.  Liability of the Company and the Master
                Servicer............................................67
         6.02.  Merger, Consolidation or Conversion of the
                Company or the Master Servicer......................67
         6.03.  Limitation on Liability of the Company, the
                Master Servicer and Others..........................67
         6.04.  Limitation on Resignation of the Master
                Servicer............................................68

ARTICLE VII

         DEFAULT

         7.01.  Events of Default...................................69
         7.02.  Trustee to Act; Appointment of Successor............70
         7.03.  Notification to Certificateholders..................71
         7.04.  Waiver of Events of Default.........................71

ARTICLE VIII

         CONCERNING THE TRUSTEE

         8.01.  Duties of Trustee...................................73
         8.02.  Certain Matters Affecting the Trustee...............74
         8.03.  Trustee Not Liable for Certificates or
                Mortgage Loans......................................75
         8.04.  Trustee May Own Certificates........................75
         8.05.  Payment of Trustee's Fees...........................75
         8.06.  Eligibility Requirements for Trustee................76
         8.07.  Resignation and Removal of the Trustee..............76
         8.08.  Successor Trustee...................................77
         8.09.  Merger or Consolidation of Trustee..................78
         8.10.  Appointment of Co-Trustee or Separate
                Trustee.............................................78

ARTICLE IX

         TERMINATION

         9.01.  Termination Upon Repurchase or Liquidation
                of All Mortgage Loans...............................80
         9.02.  Additional Termination Requirements.................81

                                       vi

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                                                                   PAGE
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ARTICLE X

         REMIC PROVISIONS
         10.01. REMIC Administration................................83
         10.02. Prohibited Transactions and Activities..............85
         10.03. Master Servicer and Trustee
                Indemnification.....................................86

ARTICLE XI

         MISCELLANEOUS PROVISIONS

         11.01. Amendment...........................................87
         11.02. Recordation of Agreement; Counterparts..............88
         11.03. Limitation on Rights of Certificateholders..........88
         11.04. Governing Law.......................................89
         11.05. Notices.............................................89
         11.06. Severability of Provisions..........................90
         11.07. Successors and Assigns; Third Party Beneficiary.....90
         11.08. Article and Section Headings........................90
         11.09. Notice to Rating Agencies and Certificateholder.....90


                                       vii

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         Signatures
         Acknowledgments


         Exhibit A-1       Form of Class A Certificate
         Exhibit A-2       Form of Class B Certificate
         Exhibit B         Form of Class R Certificate
         Exhibit C         Form of Trustee Initial Certification
         Exhibit D         Form of Trustee Final Certification
         Exhibit E         Form of Remittance Report
         Exhibit F-1       Request for Release
         Exhibit F-2       Request for Release for Mortgage Loans Paid in Full
         Exhibit G-1       Form of Investor Representation Letter
         Exhibit G-2       Form of Transferor Representation Letter
         Exhibit G-3       Transferor Affidavit and Agreement in connection with
                           transfer of Residual
                           Certificates
         Exhibit G-4       Transferee Affidavit and Agreement in connection with
                           transfer of Residual Certificates
         Exhibit G-5       Form of Investor Representation  Letter for Insurance
                           Companies
         Exhibit H         Mortgage Loan Schedule
         Exhibit I         Seller's Warranty Certificate
         Exhibit J         Form of Notice Under Section 3.24




                                      viii

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                  This  Pooling  and  Servicing   Agreement,   effective  as  of
__________ 1, 199_, among WMC SECURED ASSETS CORP., as the company (together with its permitted successors and assigns, the "Company"), [NAME OF MASTER
SERVICER], as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and [NAME OF TRUSTEE], as trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

                  The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Deposit), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Trust Fund." The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class B Certificates will represent ownership of "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" therein, for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

                  The  following  table  sets  forth  the   designation,   type,
Pass-Through Rate, aggregate Initial Certificate Principal Balance, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                                                      AGGREGATE
                                                       INITIAL
                                  PASS-              CERTIFICATE
                                 THROUGH              PRINCIPAL
 DESIGNATION       TYPE            RATE                BALANCE         FEATURES         INITIAL RATINGS
-----------------------------   ----------         --------------------------------- -----------------------
                                                                                     [    ]         [      ]
Class A-1         Senior          ____%             $____________       Senior        ____             ____
Class A-2         Senior          ____%             $____________       Senior        ____             ____
Class A-3         Senior          ____%             $____________       Senior        ____             ____
Class A-4         Senior          ____%             $____________       Senior        ____             ____
Class A-5      Senior/Fixed       ____%             $____________   Senior/Interest   ____             ____
                  Strip                                                  Only
Class A-6         Senior          ____%             $____________       Senior        ____             ____
Class A-7    Senior/Variable     Variable           $____________   Senior/Interest   ____             ____
                  Strip            Rate                                  Only
Class R          Residual         ____%             $____________      Residual       ____             ____
Class B        Subordinate        ____%             $____________     Subordinate     ____             ____


                  The Mortgage Loans have an aggregate Stated Principal Balance as of the Cut-off Date equal to $______________. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

                  In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.  Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "Accrued Certificate Interest": With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-5 Certificates and Class A-7 Certificates) or any Class B Certificate, one month's interest accrued at the then applicable Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-5 Certificates and Class A-7 Certificates, one month's interest accrued at the then applicable Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls, if any, which are not covered by payments by the Master Servicer pursuant to Section 3.23 with respect to such Distribution Date, (ii) the interest portion (adjusted to the related Net Mortgage Rate) of any of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to
Section 4.04 (which, with respect to the pro rata portion thereof allocated to the Class A-1, Class A-5 and Class A-6 Certificates will be allocated first to the Class A-6 Certificates and second to the Class A-1 and Class A-5 Certificates on a pro rata basis to the extent such Realized Losses are Default Losses), (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that was made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls not covered by the subordination provided by the Class B Certificates pursuant to Section 4.04, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time; with all such reductions allocated among the Classes of Certificates, in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence, Accrued Certificate Interest on the Class B Certificates will be reduced by the interest portion (adjusted to the related Net Mortgage Rate) of Realized Losses that are allocated solely to the Class B Certificates pursuant to Section 4.04.

                  "Advance": As to any Mortgage Loan, any advance made by the Master Servicer on any Distribution Date pursuant to Section 4.03.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

                  "Anniversary": Each anniversary of ___________ 1, 19__.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  "Assignment   Agreement":   The   Assignment   and  Assumption
Agreement, dated as of ____________, 199_, between and the Company relating to the transfer and assignment of the Mortgage Loans.

                  "Available Distribution Amount": With respect to each Distribution Date, the Available Distribution Amount will be an amount equal to
(a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any Advances made, all required amounts pursuant to Section 3.22 and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, reduced by (b) the sum, as of the close of business on the related Determination Date of (i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account, (iii) any other amounts reimbursable or payable to the Master Servicer or any other Person pursuant to
Section 3.11, (iv) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases (or amounts received in connection with substitutions) made pursuant to Section 2.02 and 2.04, in each case received or made in the month of such Distribution Date and (v) the Trustee's Fee.

                  "Bankruptcy Amount": As of any date of determination, an amount, equal to the excess, if any, of (A) $_______, over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04.

                  The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

                  "Bankruptcy Code": The United States Bankruptcy Code of 1978, as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Deficient Valuation or a Debt Service

Reduction shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer, in either case without giving effect to any Deficient Valuation or Debt Service Reduction.

                  "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of __________ or the State of ________ (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

                  "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, the final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

                  "Certificate":  Any Class A, Class B or Class R Certificate.

                  "Certificate Account": The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "________________________________, as trustee, in trust for the registered holders of WMC Secured Assets Corp., Mortgage Pass-Through Certificates, Series 199_-___" and which must be an Eligible Account.

                  "Certificate Account Deposit Date": The 20th day (or if such 20th day is not a Business Day, the Business Day immediately preceding such 20th day) of the month.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Company or the Master Servicer in determining if any Certificates are registered in the name of a respective affiliate.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Company Participant acts as agent, if any, and otherwise on the books of a Company Participant, if any, and otherwise on the books of the Company.

                  "Certificate Principal Balance": With respect to each Class A Certificate (other than a Class A-5 Certificate or Class A-7 Certificate), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(b) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04. With respect to the Class B Certificates, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-5 Certificates, Class A-7 Certificates and Class R Certificates have no Certificate Principal Balance.

                  "Certificate  Register":  The register  maintained pursuant to
Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same designation.

                  "Class A Certificate": Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, each such Certificate evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

                  "Class B Certificate": The Class B Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

                  "Class B Percentage": With respect to any Distribution Date, the lesser of (i) 100% minus the Senior Percentage and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date.

                  "Class R Certificate": Any one of the Class R Certificates executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

                  "Closing Date":  _______ __, 19__.

                  "Code":  The Internal Revenue Code of 1986.

                  "Collateral   Value":  The  appraised  value  of  a  Mortgaged
Property based upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

                  "Company": WMC Secured Assets Corp., or its successor in interest.

                  "Corporate Trust Office": The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at __________________ _______________________________________________, Attention:
_______________________ Series 199_-__.

                  "Credit Support Depletion Date": The first Distribution Date on which the Senior Percentage equals 100%.

                  "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.10 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

                  "Cut-off Date":  __________ 1, 199_.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                  "Default Loss": Any Realized Loss that is attributable to the related Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, excluding Special Hazard Losses (or any other loss resulting from damage to a Mortgaged Property), Bankruptcy Losses, Fraud Losses, or other losses of a type not covered by the subordination provided by the Class B Certificates pursuant to Section 4.04.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated by the Mortgagor under the Bankruptcy Code.

                  "Definitive Certificate": Any definitive, fully registered Certificate.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

                  "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or any political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation, if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either the foregoing, (iii) an organization (except certain farmers'
cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee based on an Opinion of Counsel obtained by the Trustee, at the expense of the Trust Fund, (which opinion shall be sought only if the Trustee has actual knowledge that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person). The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day commencing on ________ 25, 19__.

                  "Due Date": The first day of the month of the related Distribution Date.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

                  ["Duff & Phelps": Duff & Phelps Credit Rating Company or its successor in interest.]

                  "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by and at the expense of the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments, each of which shall mature not later than the

Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Instrument is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

                  "Event of  Default":  One or more of the events  described  in
Section 7.01.

                  "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

                  "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

                  "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

                  "Extraordinary Events": Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                  (a) losses that are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.18 but are in excess of the coverage maintained thereunder;

                  (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                  (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                           1. by any government or sovereign  power,  de jure or
                  de facto, or by any authority maintaining or using military, naval or air forces; or

                           2.   by military, naval or air forces; or

                           3. by an agent of any such government, power, authority or forces;

                  (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                  (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

                  "Extraordinary Losses": Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

                  "FDIC":   Federal   Deposit   Insurance   Corporation  or  any
         successor.

                  "FHLMC":   Federal  Home  Loan  Mortgage  Corporation  or  any
         successor.

                  ["Fitch": Fitch Investors Service, Inc., or its successor in interest.]

                  "FNMA":   Federal   National   Mortgage   Association  or  any
         successor.

                  "Fraud Losses": Any Realized Loss sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan.

                  "Fraud Loss Amount": As of any date of determination after the Cut-off Date, an amount equal to: (X) up to and including the [first] anniversary of the Cut-off Date an amount equal to ____% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off
Date minus the aggregate amount of Fraud Losses allocated to the Class B Certificates in accordance with Section 4.04 since the Cut-off Date up to such date of determination, (Y) from the [first] to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) ____% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.04 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

                  The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

                  "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Seller and interest began to accrue thereunder.

                  "Initial Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

                  "Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

                  "Insurance Proceeds": Proceeds paid by any insurer pursuant to the Primary Mortgage Insurance Policy and any other insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                  "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of REO Property.

                  "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

                  "Master Servicer": [Name of Master Servicer], or any successor master servicer appointed as herein provided.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

                  ["Moody's": Moody's Investors Service, Inc. or its successor in interest.]

                  "Mortgage":   The  mortgage,   deed  of  trust  or  any  other
instrument securing the Mortgage Loan.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

                  "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03 and from time to time held in the Trust Fund, the Mortgage Loans originally so transferred, assigned and held being identified in the Mortgage Loan Schedule attached hereto as Exhibit H (and any Qualified Substitute Mortgage Loans). As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

                  "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit H (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee's review of the Mortgage Files pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information, if applicable, with respect to each Mortgage Loan:

                (i)        the loan number and name of the Mortgagor;

               (ii) the street address, city, state and zip code of the Mortgaged Property;

              (iii)        the Mortgage Rate;

               (iv)        the maturity date;

                (v)        the original principal balance;

               (vi)        the first payment date;

              (vii)        the type of Mortgaged Property;

             (viii)        the Monthly Payment in effect as of the Cut-off Date;

               (ix)        the principal balance as of the Cut-off Date;

                (x)        the occupancy status;

               (xi)        the purpose of the Mortgage Loan;

              (xii)        the Collateral Value of the Mortgaged Property;

             (xiii)        the original term to maturity;

              (xiv)        the paid-through date of the Mortgage Loan;

               (xv)        the Loan-to-Value Ratio; and

              (xvi) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program.

                  The Mortgage Loan Schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required. With respect to any Qualified Substitute Mortgage Loan, the item described in clauses (viii) shall be set forth as the date of substitution.

                  "Mortgage   Note":   The  note  or  other   evidence   of  the
indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan.

                  "Mortgagor":  The obligor or obligors on a Mortgage Note.

                  "Net Mortgage Rate": As to each Mortgage Loan, a per annum rate of interest equal to the related Mortgage Rate as in effect from time to time minus the sum of the Servicing Fee Rate and the rate at which the Trustee's Fee accrues.

                  "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.01(b). The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": As of any Distribution Date, with respect to the Class A-5 Certificates and the Class A-7 Certificates, an amount equal to the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer or of the Sub-Servicer and delivered to the Company and Trustee.

                  "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Company or the Master Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of the Trust Fund as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section
6.04 must be an opinion of counsel who (i) is in fact independent of the Company and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Master Servicer or in an affiliate of either and (iii) is not connected with the Company or the Master Servicer as an officer, employee, director or person performing similar functions.

                  "Optimal Percentage": A fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Class A-1 Certificates immediately prior to the applicable Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all of the Class A Certificates immediately prior to such Distribution Date.

                  "Optimal Principal Distribution Amount": An amount equal to the product of (i) the then applicable Optimal Percentage and (ii) the Senior Principal Distribution Amount.

                  "Original Senior Percentage": _____%, which is the fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Class A Certificates and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans.

                  "OTS":  Office of Thrift Supervision or any successor.

                  "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in full, Cash Liquidation or REO Disposition and which was not purchased or substituted for prior to such Due Date pursuant to Sections 2.02 or 2.04.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to the Class A Certificates (other than the Class A-7 Certificates) and Class B Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-7 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to the distributions thereon allocable to principal (or, in the case of the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-7 Certificates and the initial Distribution Date, the Pass- Through Rate is equal to ______% per annum.

                  "Percentage Interest": With respect to any Certificate (other than a Class A-5, Class A-7 or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class A-5 or Class A-7 Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the initial Notional Amount thereof divided by the aggregate initial Notional Amount of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

                  "Permitted Instruments":  Any one or more of the following:

             (i)(a) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and (b) direct obligations of, and obligations guaranteed as to timely payment by FHLMC or FNMA if, at the time of investment, they are assigned the highest credit rating by the Rating Agencies;

               (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the short-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term rating categories;

              (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by each Rating Agency in its highest short-term rating;

               (iv) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating;

                (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest rating available; and

               (vi) if previously confirmed in writing to the Trustee, any other obligation or security acceptable to each Rating Agency in respect of mortgage pass-through certificates rated in each Rating Agency's highest rating category;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

                  "Permitted   Transferee":   Any   transferee   of  a  Class  R
Certificate  other  than a  Disqualified  Organization  or a  Non-United  States
Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pool Strip Rate": With respect to each Mortgage Loan, the rate per annum equal to the Net Mortgage Rate thereon minus ____% per annum.

                  "Prepayment Assumption": A prepayment assumption of ___% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of such mortgage loans.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or of a Cash Liquidation or an REO Disposition during the related Prepayment Period, an amount equal to the amount of interest that would have accrued at the applicable Net Mortgage Rate (i) in the case of a Principal Prepayment in full, Cash Liquidation or REO Disposition on the principal balance of such Mortgage Loan immediately prior to such prepayment (or liquidation), commencing on the date of prepayment (or liquidation) and ending on the last day of the month of prepayment or liquidation or (ii) in the case of a partial Principal Prepayment, on the amount of such prepayment, commencing on the date as of which the prepayment is applied and ending on the last day of the month of prepayment.

                  "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

                  "Primary  Hazard  Insurance   Policy":   Each  primary  hazard
insurance policy required to be maintained pursuant to Section 3.13.

                  "Primary Mortgage Insurance Policy": Each primary mortgage insurance policy required to be maintained pursuant to Section 3.13.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the sum of the applicable Net Mortgage Rate, the rate at which the Trustee's Fee accrues on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid related Servicing Fees from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances made in respect thereof that were not previously reimbursed.

                  "Qualified Insurer": An insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact business in such states and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer, as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least "AA" by ____________________ and which is acceptable to _____________. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating by _____________ and ___________________ as the insurer it replaces had on the Closing Date.

                  "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Master Servicer, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Section 2 of the Seller's Warranty Certificate; (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date; and (vi) be covered under a Primary Insurance Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in excess of 80%. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the Net Mortgage Rates described in clause (ii) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (iv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rating Agency": [Standard & Poor's] [Moody's] [Fitch] [Duff & Phelps]. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "AA" or better in the case of [Standard & Poor's] [Fitch] [Duff & Phelps] and "Aa2" or better in the case of Moody's and references herein to the highest short-term debt rating of a Rating Agency shall mean "D-1" or better in the case of [Duff & Phelps] and "A-1" in the case of [Standard & Poor's,] and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

                  "Realized Loss": With respect to any Mortgage Loan or related REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the related Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the related Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the amount of such Debt Service Reduction.

                  "Record Date": The last Business Day of the month immediately preceding the month of the related Distribution Date.

                  "Regular Certificate": Any of the Certificates other than the Class R Certificates.

                  "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

                  "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

                  "REO Disposition": The receipt by the Master Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

                  "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced by any income from the REO Property treated as a recovery of principal pursuant to Section 3.15).

                  "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

                  "REO Property": A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

                  "Required Insurance Policy": With respect to any Mortgage Loan, any Insurance Policy or any other insurance policy that is required to be maintained from time to time under this Agreement or pursuant to the provisions of a Mortgage Loan.

                  "Residual Certificate":  Any of the Class R Certificates.

                  "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Seller":  [Name of Seller], and its successors and assigns.

                  "Seller's   Warranty   Certificate":   The  Seller's  Warranty
Certificate of the Seller, dated _____ __, 19__, in the form of Exhibit I attached hereto.

                  "Senior Accelerated Distribution Percentage": With respect to any Distribution Date, the percentage indicated below:


             DISTRIBUTION DATE                               SENIOR ACCELERATED DISTRIBUTION
                                                                        PERCENTAGE
-------------------------------------------          ------------------------------------------------

_______ ____ through ____________  ________..........100%

_______ ____ through ____________  ________..........Senior Percentage, plus 70% of the difference between 100% and the Senior Percentage

_______ ____ through ____________  ________..........Senior Percentage, plus 60% of the difference between 100% and the Senior Percentage

_______ ____ through ____________  ________..........Senior Percentage, plus 40% of the difference between 100% and the Senior Percentage

_______ ____ through ____________  ________..........Senior Percentage, plus 20% of the difference between 100% and the Senior Percentage
_______ ____ and thereafter..........................Senior Percentage;


provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1) the outstanding principal balance of Mortgage Loans delinquent [60] days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage

Loans averaged over the last [six] months, does not exceed [2%] and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than [30%, 35%, 40%, 45% or 50%], respectively, of the Initial Certificate Principal Balance of the Class B Certificates or
(b)(1) the outstanding principal balance of the Mortgage Loans delinquent [60] days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last [six] months, does not exceed [4%] and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than [10%] of the Initial Certificate Principal Balance of the Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Class A Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

                  "Senior Percentage": As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date.

                  "Senior Principal Distribution Amount": As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(b)(i) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders on such Distribution Date pursuant to Section 4.02(b)(ii) and (vi).

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under the second paragraph of Section 3.01 and Section 3.09.

                  "Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the related Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest).

                  "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of -----%.

                  "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

                  "Single Certificate": A Certificate of any Class evidencing the minimum denomination for Certificates of such Class as set forth in Section 5.01.

                  "Special Hazard Amount": As of any Distribution Date, an amount equal to $________ (the initial "Special Hazard Amount") minus the sum of
(i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates pursuant to Section 4.04 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all of the Mortgage Loans on such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on such Anniversary.

                  "Special Hazard Percentage": As of each anniversary of the Cut-off Date, the greater of (i) 1% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance on such anniversary of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans on such anniversary.

                  ["Standard & Poor's": Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. or its successor in interest.]

                  "Startup Day": The day designated as such pursuant to Article X hereof.

                  "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous

Distribution Date and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

                  "Subordinate  Principal  Distribution Amount": With respect to any Distribution Date and the Class B Certificates, (a) the sum of (i) the product of (x) the Class B Percentage and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.01(b)(ii)(A); (ii) the principal collections described in Section 4.01(b)(ii)(B) to the extent such collections are not otherwise distributed to the Senior Certificates; and (iii) the product of (x) 100% minus the Senior
Accelerated Distribution Percentage and (z) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of the Class B Certificates immediately prior to such date.

                  "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

                  "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer. "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off Date, if any) as from time to time are subject to this

Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account and the Certificate Account; (iii) any REO Property; (iv) the Primary Mortgage Insurance Policies, if any, Primary Hazard Insurance Policies and all other Insurance Policies with respect to the Mortgage Loans; and (v) the Company's interest in respect of the representations and warranties made by the Seller in the Seller's Warranty Certificate as assigned to the Trustee pursuant to Section 2.04 hereof.

                  "Trustee": [Name of Trustee], or its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee's Fee": As to each Mortgage Loan and as the Distribution Date, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at ----% per annum on the Stated Principal Balance of such Mortgage Loan as of the Due Date immediately preceding the month in which such Distribution Date occurs.

                  "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. The term "United States" shall have the meaning set forth in
Section 7701 of the Code or successor provisions.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. ___% of all of the
Voting Rights shall be allocated among Holders of the Certificates, respectively, other than the Class A-5, Class A-7 and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class A-5, Class A-7 and Class R Certificates shall be entitled to __%, __% and __% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01.             Conveyance of Mortgage Loans.

                  The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans identified on the Mortgage Loan Schedule and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

                  In connection with such transfer and assignment, the Company has requested the Seller to deliver to, and deposit with the Trustee, the following documents or instruments:

                (i) the original Mortgage Note, endorsed by the Seller "Pay to the order of [Name of Trustee], as trustee without recourse" or to "Pay to the order of [Name of Trustee], as trustee for holders of WMC Secured Assets Corp., Mortgage Pass-Through Certificates, Series
         199_-_, without recourse" with all intervening endorsements showing a complete chain of endorsements from the originator to the Person endorsing it to the Trustee;

               (ii) the original recorded Mortgage or, if the original Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Seller to be a true and complete copy of the original Mortgage submitted to the title insurance company for recording;

              (iii) a duly executed original Assignment of the Mortgage endorsed by the Seller, without recourse, to "[Name of Trustee], as trustee" or to "[Name of Trustee], as trustee for holders of WMC Secured Assets Corp., Mortgage Pass-Through Certificates, Series 199_-_", with evidence of recording thereon;

               (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Seller to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

                (v) the original lender's title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

             (vi) the original of any assumption, modification, extension or guaranty agreement;

             (vii) the original or a copy of the private mortgage insurance policy or original certificate of private mortgage insurance, if applicable; and

             (viii) if any of the documents or instruments referred to above were executed on behalf of the Mortgagor by another Person, the original power of attorney or other instrument that authorized and empowered such Person to sign, or a copy thereof certified by the Seller (or by an officer of the applicable title insurance or escrow company) to be a true and correct copy of the original.

                  The Seller is  obligated  pursuant  to the  Seller's  Warranty
Certificate to deliver to the Trustee: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Seller, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Seller was delivered to the Trustee pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from the originator to the Seller, or in the event such original cannot be delivered by the Seller, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Seller were delivered to the Trustee pursuant to clause (iv) above. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

                  If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Seller is required to prepare a substitute Assignment or cure such defect, as the case may be, and the Trustee shall cause such Assignment to be recorded in accordance with this paragraph.

                  The Seller is required, as described in the Seller's Warranty Certificate, to deliver to the Trustee the original of any documents assigned to the Trustee pursuant to this Section 2.01 not later than 120 days after the Closing Date.

                  All original documents relating to the Mortgage Loans which are not delivered to the Trustee, to the extent delivered by the Seller to the Master Servicer, are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.
                  Except as may otherwise expressly be provided herein, neither the Company, the Master Servicer nor the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

                  It is intended that the conveyance of the Mortgage Loans by the Company to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans by the Company to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by the Seller to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

                  SECTION 2.02.  Acceptance of the Trust Fund by the Trustee.

                  The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below) of the documents referred to in Section 2.01 above and all other assets included in the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver to the Company and the Master Servicer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i) - (vi) and (xiii) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. Neither the Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) of Section 2.01. Neither the Trustee nor the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  Within 90 days of the Closing Date the Trustee shall deliver to the Company and the Master Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Seller, the Master Servicer and the Company. The Trustee shall promptly notify the Seller of such defect and request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request that the Seller purchase such Mortgage Loan from the Trust Fund on behalf of the Certificateholders at the Purchase Price within 90 days after the date on which the Seller was notified of such defect. It is understood and agreed that the obligation of the Seller to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master

Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

                  SECTION 2.03. Representations, Warranties and Covenants of the
                                Master Servicer and the Company.

                  (a) The Master Servicer hereby represents and warrants to and covenants with the Company and the Trustee for the benefit of Certificateholders that:

                        (i) The Master Servicer is, and throughout the term hereof shall remain, a __________ duly organized, validly existing and in good standing under the laws of the State of __________ (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for FNMA and FHLMC;

                       (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                      (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                       (iv) This Agreement, assuming due authorization, execution and delivery by the Company and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                        (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                       (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                      (vii) The Master Servicer will comply in all material respects in the performance of this Agreement and with all reasonable rules and requirements of each insurer under each Insurance Instrument;

                     (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained; and

                       (ix) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Company, the Trustee and the Certificateholders. Upon discovery by the Company, the Trustee or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Company or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

                  (b) The Company hereby represents and warrants to the Master Servicer and the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                         (i) Immediately prior to the assignment of the Mortgage
                  Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                        (ii) No Mortgage Loan is one month or more delinquent in
                  payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                       (iii) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;


                        (iv) The Mortgage Loans are fully-amortizing, fixed-rate
                  mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                         (v) Each Mortgage Loan secured by a Mortgaged  Property
                  with a Loan- to-Value Ratio at origination in excess of 80% is the subject of a Primary Mortgage Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the appraised value of the related Mortgaged Property. Each such Primary Mortgage Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder; and

                        (vi) The  representations  and  warranties of the Seller
                  with respect to the Mortgage Loans and the remedies therefor are as set forth in the Seller's Warranty Certificate.

                  [Other representations and warranties as applicable.]

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee.

                  Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any representation or warranty set forth in this
Section 2.03 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

                  SECTION 2.04. Representations and Warranties of the Seller;
                                Repurchase and Substitution.

                  The Company hereby assigns to the Trustee for the benefit of Certificateholders its interest in respect of the representations and warranties made by the Seller in the Seller's Warranty Certificate or the exhibits thereto. Insofar as the Seller's Warranty Certificate relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Company, the Master Servicer or the Trustee of a breach of any of the representations and warranties made in the Seller's Warranty

Certificate in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller of such breach and request that such Seller shall, within 90 days from the date that the Company, the Seller or the Trustee was notified of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of such breach, the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date. Any such substitution must occur within 90 days from the date the Seller was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Company shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Company shall deliver the amended Mortgage Loan Schedule, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Seller's Warranty Certificate as of the date of substitution, and the Company shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03 hereof, and the Seller shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a repurchase or substitution obligation has occurred pursuant to Section 3 of the Seller's Warranty Certificate.

                  In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Seller shall provide the Master Servicer on the day of substitution for immediate deposit in to the Custodial Account the amount of such shortfall, without any reimbursement therefor. The Seller shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

                  Except as expressly set forth herein neither the Trustee nor the Master Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Seller to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. In addition, if the first scheduled Monthly Payment is due during the first month after its closing date (as such term is used in the Seller's Warranties Certificate) and such Monthly Payment is not received by the Master Servicer within 30 days of the due date in accordance with the terms of the related Mortgage Note, the Master Servicer shall promptly notify the Seller and the Trustee and the Seller shall purchase such Mortgage Loan from the Trust Fund at the Purchase Price or substitute a Qualified Substitute Mortgage Loan therefor within 15 days from the date that the Seller was notified.

                  SECTION 2.05. Issuance of Certificates Evidencing Interests in
                                the Trust Fund.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated, and delivered to or upon the order of the Company, the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

                  SECTION 3.01. Master Servicer to Act as Master Servicer.

                  The Master Servicer shall service and administer the Mortgage Loans for the benefit of the Certificateholders, in accordance with this Agreement and the customary and usual standards of practice of prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the respective states in which the Mortgaged Properties are located. Subject to the foregoing, the Master Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment, to (i) execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties, (ii) institute foreclosure pro ceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and (iii) hold or cause to be held title to such properties, on behalf of the Trustee and Certifi cateholders. The Master
Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall furnish to the Master Servicer and any Sub-Servicer any powers of attorney and other documents necessary or appropriate to enable the Master Servicer and any Sub-Servicer to carry out their servicing and administrative duties hereunder. The Trustee shall not be responsible for any action taken by the Master Servicer or any Sub-Servicer pursuant to the application of such powers of attorney.

                  In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. No costs incurred by the Master Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  The Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

                  The Master Servicer may approve a request for a partial release of the Mortgaged Property, easement, consent to alteration or demolition and other similar matters if it has determined, exercising its good faith business judgement in the same manner as it would if it were the owner of the related Mortgage Loan, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

                  The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  SECTION 3.02. Sub-Servicing Agreements Between Master Servicer and Sub-Servicers.

                  (a)  The  Master   Servicer   may  enter  into   Sub-Servicing
Agreements with Sub- Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a FHLMC or FNMA approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, which consent shall not be unreasonably withheld, the Master Servicer and the Sub-Servicers may enter into Sub-Servicing Agreements and make amendments to the Sub-Ser vicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement.

                  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty, as described in Section 2.02. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

                  SECTION 3.03.  Successor Sub-Servicers.

                  The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accor dance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

                  SECTION 3.04.  Liability of the Master Servicer.

                  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub- Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or
                                  Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06.

                  SECTION 3.06. Assumption or Termination of Sub-Servicing Agreements by Trustee.

                  In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any Sub-Servicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub- Servicing Agreement to the same extent as if the Sub-Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Sub-Servicing Agreements, and the Master Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as master servicer.

                  The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  SECTION 3.07.  Collection of Certain Mortgage Loan Payments.

                  The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy, Primary Mortgage Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. Consistent with the foregoing, the Master Servicer may in its discretion waive any prepayment fees, late payment charge or other charge, except as otherwise required under applicable law. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

                  SECTION 3.08.  Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer for deposit into the Custodial Account all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance Date the
Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related Sub- Servicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within one Business Day of receipt, the proceeds of any Principal Prepayment made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.


                  SECTION 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

                  The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub- Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments) and 3.13 (with respect to Primary Hazard Insurance Policies); (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

                  SECTION 3.10.  Custodial Account.

                  (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited no later than the first Business Day after receipt or as and when received from the Sub- Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

              (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

              (ii) all payments on account of interest on the Mortgage Loans, not including any portion thereof representing interest on account of the related Servicing Fee Rate;

              (iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Master Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

              (iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04;

              (v) any amounts required to be deposited in the Custodial Account pursuant to Section 3.12, 3.13 or 3.22; and

              (vi) all amounts transferred from the Certificate Account to the Custodial Account in accordance with Sections 4.01(b).

                  For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

                  The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

                  (b) Funds in the Custodial Account may be invested in Permitted Instruments in accordance with the provisions set forth in Section
3.12. The Master Servicer shall give notice to the Trustee and the Company of the location of the Custodial Account after any change thereof.


                  (c) Payments in the nature of late payment charges, prepayment fees, assumption fees and reconveyance fees received on the Mortgage Loans shall not be deposited in the Custodial Account, but rather shall be received and held by the Master Servicer as additional servicing compensation.

                  SECTION 3.11.  Permitted Withdrawals From the Custodial
                                 Account.

                  The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

                         (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01, such deposit to include interest collections on the Mortgage Loans at the Net Mortgage Rate [and net of amounts reimbursed therefrom];

                        (ii) to pay to itself, the Company, the Seller or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased, repurchased or replaced pursuant to Sections 2.02, 2.04 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase, repurchase or substitution;

                       (iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made and as further provided in Section 3.15;

                        (iv) to reimburse or pay itself, the Trustee or the Company for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Company pursuant to Sections 3.22, 6.03, 8.05, 10.01(c) or 10.01(g), except as otherwise provided in such Sections;

                         (v) to reimburse itself or any Sub-Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.13 that are in excess of the amounts so recovered;

                        (vi) to reimburse itself or any Sub-Servicer for unpaid Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and any other related Late Collections;

                       (vii) to pay itself as servicing compensation (in addition to the Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date, subject to Section 8.05;

                      (viii) to reimburse itself or any Sub-Servicer for any Advance previously made which itself has determined to be a Nonrecoverable Advance, provided that either (a) such Advance was made with respect to a delinquency that ultimately constituted an

         Excess Special Hazard Loss, Excess Fraud Loss, Excess Bankruptcy Loss or Extraordinary Loss, or (b) the Certificate Principal Balances of the Class B Certificates have been reduced to zero; and

                        (ix) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

                  The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses
(ii), (iii), (iv), (v), (vi), (vii) and (viii).

                  In connection with clause (viii) above, the Trustee shall notify the Master Servicer if and when the Certificate Principal Balances of the Class B Certificates have been reduced to zero.

                  SECTION 3.12. Permitted Instruments.

                  Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the insti tution that maintains such account, then such Permitted Instrument shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

                  SECTION 3.13. Maintenance of Primary Mortgage Insurance and
                                Primary Hazard Insurance.

                  (a) The Master Servicer shall not take, or permit any Sub-servicer to take, any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or Sub-servicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Mortgage
Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 75% or less of the Collateral Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%. The Master Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy, or consent to any Sub-servicer canceling or refusing to renew any such Primary Mortgage Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

                  (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Sub-servicer to present, on behalf of the Master Servicer, the Sub-servicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.10, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11.

                  (c) The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance with extended coverage on the related Mortgaged Property in an amount equal to the lesser of 100% of the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property or the unpaid principal balance of the Mortgage Loan. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the replacement value of the improvements, which are part of such Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

                  SECTION 3.14. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

                  The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accele rate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so or if such enforcement will adversely affect or jeopardize required coverage under the Insurance Instruments. If the Master Servicer is unable to enforce such "due-on-sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; provided, however, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Insurance Policy, if any, would be impaired by doing so. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note, if the Master Servicer shall have determined in good faith that such substitution will not adversely affect the collectability of the Mortgage Loan. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall not enter into any substitution or assumption if such substitution or assumption would constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agree ment, which copy shall be added to the related Mortgage File and shall, for all purposes, be con sidered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.15.  Realization Upon Defaulted Mortgage Loans.

                  The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to
Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.11.

                  The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to
Section 3.11(vi) or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the Cash Liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, on a pro rata basis, to unpaid Servicing Fees; and second, to interest at the related Net Mortgage Rate. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(vi). The portions of the recovery so allocated to interest at the related Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Trustee for any unpaid Trustee's Fees, second, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Advances in accordance with Section 3.11(iii) or 3.22, and third, for distribution in accordance with the provisions of Section 4.01(b) and 4.01(c).

                  SECTION 3.16. Trustee to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit F-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the Mortgagor of the original cancelled Mortgage Note. The Master Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. No expenses incurred in connection with any instrument of satisfac tion or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under the Insurance Instruments or any other insurance policy relating to the Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer, and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the servicing receipt shall be released by the Trustee to the Master Servicer.

                  Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.17.  Servicing Compensation.

                  As compensation for its activities hereunder, the Master Servicer shall be entitled to retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Servicing Fees with respect to each Mortgage Loan (less any portion of such amounts retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections to the extent permitted in
Section 3.11.

                  The Master Servicer also shall be entitled pursuant to Section
3.11 to receive from the Custodial Account, as additional servicing compensation interest or other income earned on deposits therein, as well as any prepayment fees, assumption fees, late payment fees and reconveyance fees. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any Primary Mortgage Insurance Policy or blanket policy insuring against hazard losses pursuant to Section 3.13, payment of the servicing compensation of the Sub-Servicer to the extent not retained by it), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  SECTION 3.18.  Maintenance of Certain Servicing Policies.

                  During the term of its service as Master Servicer, the Master Servicer shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by such corporation. The Master Servicer shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such errors and omissions policy or policies or fidelity bond in a timely fashion in accordance with the terms of such policy or bond, and upon the filing of any claim on any policy or bond described in this Section, the Master Servicer shall promptly notify the Trustee of any such claims and the Trustee shall notify the Rating Agency of such claim.

                  SECTION 3.19.  Annual Statement as to Compliance.

                  The Master Servicer will deliver to the Trustee and the Company on or before _____ __ of each year, beginning with _____ __, 199_, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled in all material respects its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Copies of such certificate shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

                  SECTION 3.20. Annual Independent Public Accountants' Servicing
                                Statement.

                  On or before March 31 of each year, beginning with March 31, 19__, the Master Servicer at its expense shall furnish to the Company and the Trustee a statement from a firm of independent certified public accountants (which is a member of the American Institute of Certified Public Accountants) to the effect that, based on an examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing of mortgage loans under agreements (including this Agreement) substantially similar to each other was conducted in compliance with such agreements except for such significant exceptions or errors in record that, in the opinion of the firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report. In rendering its statement such firm may rely, as to the matters relating to the direct servicing of mortgage loans by Sub-servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of firms of independent public accountants with respect to those Sub-servicers which also have been the subject of such an examination. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

                  SECTION 3.21.  Access to Certain Documentation.

                  (a) The Master Servicer shall provide to the OTS, the FDIC and other federal banking regulatory agencies, and their respective examiners, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS, the FDIC and such other agencies. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this section.

                  (b) The Master Servicer shall afford the Company and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise to the extent related to the servicing of the Mortgage Loans. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                  SECTION 3.22. Title, Conservation and Disposition of REO
                                Property.

                  This Section shall apply only to REO Properties acquired for the account of the Trust Fund, and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trust Fund pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request an extension of the two-year grace period, more than 60 days before the day on which the two-year grace period would otherwise expire, unless the Master Servicer has delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition on the Trust Fund of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause the Trust Fund to fail to qualify as a REMIC under federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from fore closure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

                  The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

                  If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15.

                  Subject to the first paragraph of this Section 3.22, the REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine to be in the best economic interest of the Trust Fund.

                  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01, including any such net proceeds which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the date of the REO Disposition.

                  Notwithstanding the foregoing provisions of this Section 3.22, with respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly request the Trustee and the Company to provide directions and instructions with respect to such Mortgage Loan and shall act in accordance with any such directions and instructions jointly provided by the Trustee and the Company. Notwithstanding the preceding sentence of this Section 3.22, with respect to any Mortgage Loan described by such sentence, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless (i) the Company and the Trustee jointly direct the Master Servicer to take such action and (ii) either (A) the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Company an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards or
(B) the Company has directed the Master Servicer not to obtain an environmental audit report. If the Trustee and the Company have not jointly provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

                  The cost of the environmental audit report contemplated by this Section 3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

                  If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

                  SECTION 3.23.  Additional Obligations of the Master Servicer.

                  On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the aggregate of the Prepayment Interest Shortfalls for such Distribution Date; provided that the Master Servicer's obligations under this subsection on any Distribution Date shall not be more than the total amount of its master servicing compensation payable in such month.

                  SECTION 3.24.  Additional Obligations of the Company.

                  The Company agrees that on or prior to the tenth day after the Closing Date, the Company shall provide the Trustee with a written notification, substantially in the form of Exhibit J attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal Balance of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit J hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance of such class of Certificates was sold or, (d) if any Certificates of each Class of Certificates are retained by the Company or an affiliated corporation, or are delivered to the Seller, the fair market value of such Certificates as of the Closing Date, (ii) the prepayment assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Company be determined by it.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01. Certificate Account; Distributions.

                  (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 3:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date,
(ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.11, 3.13, 3.23 or 4.03(b) and (iii) all other amounts constituting or, if not otherwise applicable to the payment of the Trustee's Fee, that would constitute the Available Distribution Amount for the immediately succeeding
Distribution Date. The Trustee shall transfer from the Certificate Account to itself, the Trustee's Fee on each Certificate Account Deposit Date. Such amounts do not constitute part of the Available Distribution Amount.

                  (b) On each Distribution Date the Trustee shall, distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.01(b)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record Date and such Certificateholder is the registered owner of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000 (or, with respect to the Class A-5 and Class A-7 Certificates, is the registered owner of an initial Notional Amount of not less than $10,000,000 of each such class), or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Distribution Amount:

                  (i) to the Class A Certificateholders on a pro rata basis based on Accrued Certificate Interest payable thereon, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date and to the extent not previously paid, for all prior Distribution Dates;

                  (ii) to the Class A Certificateholders (other than the Class A-5 Certificateholders and the Class A-7 Certificateholders), in the priorities and amounts set forth in Sections 4.01(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates, as applicable):

                           (A) the Senior Percentage for such Distribution Date times the sum of the following:

                                    (1) the principal portion of each Monthly
                           Payment due during the related Due Period on each Outstanding Mortgage Loan, whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                           Mortgage Loan purchased during the related Prepayment Period and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                           Section  2.04 during the related  Prepayment  Period;
                           and

                                    (3)  the  principal  portion  of  all  other
                           unscheduled collections (other than Principal Prepayments and amounts received in connection with a Cash Liquidation or REO Disposition) received during the related Prepayment Period, including, without limitation, Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.15;

                           (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
         Section 3.15;

                           (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period; and

                           (D) any amounts described in clauses (A), (B) and (C) of this Section 4.01(b)(ii), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class B Certificates;

              (iii) if the Certificate Principal Balances of the Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, to the extent of and in reimbursement for any Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such

         Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class B Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (v) to the Holders of the Class B Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B Certificates;

               (vi) to the Class A Certificateholders (other than the Class A-5 and Class A-7 Certificateholders) in the priority set forth in Section 4.01(c), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A Certificates, but in no event more than the sum of the outstanding Certificate Principal Balances of the Class A Certificates (other than the Class A-5 and Class A-7 Certificates) and thereafter applied to reduce the Certificate Principal Balance of the Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of the Class B Certificates; and

              (vii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

                  (c) Distributions of principal on the Class A Certificates (other than the Class A-5 and Class A-7 Certificates) on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                  (i) first, to the Class A-1 Certificates and Class A-6 Certificates, with the amount to be distributed allocated as between such classes on a pro rata basis, until the Certificate Principal Balance of each such Class has been reduced to zero;

                  (ii)  second,  to  the  Class  A-2  Certificates,   until  the
         Certificate Principal Balance thereof has been reduced to zero;

                  (iii)  third,  to  the  Class  A-3  Certificates,   until  the
         Certificate Principal Balance thereof has been reduced to zero; and

                  (iv)  fourth,  to  the  Class  A-4  Certificates,   until  the
         Certificate Principal Balance thereof has been reduced to zero.

                  (d) On each Distribution Date occurring on or after the Credit Support Depletion Date, all priorities relating to sequential distributions in respect of principal among the various classes of Senior Certificates will be disregarded, and the Senior Principal Distribution

Amount will be distributed to all classes of Senior Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances; provided, that the aggregate amount distributable to the Class A-1, Class A-5 and Class A-6 Certificates (the "Tiered Certificates") in respect of Accrued Certificate Interest thereon and in respect of their pro rata portion of the Senior Principal Distribution Amount shall be distributed among the Tiered Certificates in the amounts and priority as follows: first, to the Class A-1 Certificates and the Class A-5 Certificates, up to an amount equal to, and pro rata based on, the Accrued Certificate Interest thereon; second to the Class A-1 Certificates, up to an amount equal to the Optimal Principal Distribution Amount thereof, in reduction of the Certificate Principal Balances thereof; third to the Class A-6 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth to the Class A-6 Certificates the remainder of the amount so distributable among the Tiered Certificates.

                  (e) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in obligations of the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall agree to advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without right of reimbursement.

                  SECTION 4.02.  Statements to Certificateholders.

                  On each Distribution Date the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate and to the Company and the Master Servicer a statement as to such distribution setting forth the following information as to each Class of Certificates to the extent applicable:

                (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate
         Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                (ii) the amount of such distribution to the Certificateholders of such Class allocable to interest;

                (iii) if the distribution to the Certificateholders of such Class is less than the full amount that would be distributable to such Certificateholders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer pursuant to
         Section 4.04;

               (v) the number and aggregate Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount;

               (viii) the amount of Servicing Fees paid to the Master Servicer;

               (ix) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months, and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (x) the number, aggregate principal balance and book value of any REO Properties;

               (xi) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

              (xii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xiii) the Pass-Through Rate on the Class A-7 Certificates for such Distribution Date;

               (xiv) the occurrence of the Credit Support Depletion Date;

               (xv) the Senior Accelerated Distribution Percentage applicable to such distribution;

               (xvi) the Senior and Class B Percentages for such Distribution Date;

               (xvii) the aggregate amount of Realized Losses allocated to the Certificates on such Distribution Date;

               (xviii) the aggregate amount of any recoveries on previously foreclosed loans from the Seller due to a breach of representation or warranty;

               (xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

                  In the case of  information  furnished  pursuant to subclauses
(i) and (ii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

                  SECTION 4.03. Remittance Reports; Advances by the Master Servicer.

                  (a) By 11:00 A.M. New York time the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), by telecopy or in a mutually agreeable electronic format. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Trustee for purposes of making the calculations referred to in the following paragraph, as set forth in written specifications or guidelines issued by the Trustee from time to time. Not later than 2:00 P.M. New York time on the Certificate Account Deposit Date, the Trustee shall furnish by telecopy to the Master Servicer a statement (the information in such statement to be made available to Certificateholders or the Company by the Master Servicer on request) setting forth (i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a); and (iii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

                  (b) Not later than 2:00 P.M. New York time on the Certificate Account Deposit Date, the Trustee shall notify the Master Servicer of the aggregate amount of Advances required to be made for the related Distribution Date, which shall be the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to be net of the related Servicing Fee Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans
as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date, provided that following the reduction of the Certificate Principal Balances of the Class B Certificates to zero no Advance shall be made if it would be a Nonrecoverable Advance. On or before 3:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Custodial Account on or before 12:00 P.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The amount of any reimbursement pursuant to Section 4.01(b)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on the Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

                  (c) In the event that the Master Servicer determines on the Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Trustee pursuant to paragraph (b) above, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. If the Master Servicer shall have determined that it is not obligated to make the entire Advance because all or a lesser portion of such Advance would not be recoverable from Insurance Proceeds, Liquidation Proceeds or otherwise, the Master Servicer shall promptly deliver to the Trustee for the benefit of the Certificateholders an Officer's Certificate setting forth the reasons for the Master Servicer's determination. Not later than 5:00 P.M., New York time, on the Certificate Account Deposit Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall
(a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

                  SECTION 4.04.  Allocation of Realized Losses.

                  Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate by the Master Servicer. Realized Losses shall be allocated among the various Classes of Certificates as determined by the Trustee in accordance with the following provisions. All Realized Losses, other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses or Extraordinary Losses shall be allocated as follows: first, to the Class B Certificates until the Certificate Principal Balance thereof has been reduced to zero; and second, among all the Class A Certificates as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Mortgage Loans will be allocated among the Class A and Class B Certificates on a pro rata basis, as described below. As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, without priority among the various Classes so specified, to each such Class of Certificates on the basis of the then outstanding Certificate Principal Balances thereof in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an interest portion of a Realized Loss. Allocations of Realized Losses which are Default Losses to the Class A Certificates will be made on a pro rata basis, based on their then outstanding Certificate Principal Balances, or the Accrued Certificate Interest thereon, as applicable, between the Class A-1, Class A-5 and Class A-6 Certificates, on the one hand, and the Class A-2, Class A-3, Class A-4 and Variable Strip Certificates, on the other. Any such Realized Losses so allocated to the Class A-1, Class A-5 and Class A-6 Certificates will be allocated first to the Class A-6 Certificates until the Certificate Principal Balance thereof or the Accrued Certificate Interest thereon, as appropriate, is reduced to zero and then to the Class A-1 and Class A-5 Certificates on a pro rata basis. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class A Certificate shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred at the close of business on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates, shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.01(b). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.01(b) or 4.01(d), as applicable. Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.01(b) or 4.01(d), as applicable. All Realized Losses and all other losses allocated to a Class of Certificates under this Section
4.04 will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  SECTION 4.05. Information Reports to be Filed by the Master Servicer.

                  The Master Servicer or the Sub-Servicers shall file the information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  SECTION 4.06. Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, and payments of interest or discount on amounts invested by the Trustee as agent for Certificateholders pursuant to an election made under
Section 4.01 hereof, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.


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                                    ARTICLE V

                                THE CERTIFICATES

                  SECTION 5.01   The Certificates.

                  The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1, A-2 and B. The Certificates will be issuable in registered form only. The Class A Certificates, other than the Class A-5 and Class A-7 Certificates, shall be issuable in minimum dollar denominations of $1,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class of Class A Certificates may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Certificate Principal Balance of such Class. The Class B Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of such Class may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Certificate Principal Balance of such Class. The Class A-5 and Class A-7 Certificates shall be issuable in minimum Notional Amounts of $1,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Notional Amount of such Class. The Class R Certificates will each be issuable in minimum denominations of any Percentage Interest representing 20% and integral multiples of 0.01% in excess thereof, provided, however, that one Class R Certificate may be issued to the "tax matters person" pursuant to Article X, in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                  Upon original issue, the Certificates shall, upon the written request of the Company executed by an officer of the Company, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

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

                  SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certif icates and of transfers and exchanges of Certificates as herein provided.

                  No transfer, sale, pledge or other disposition of a Class B or a Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B or Class R Certificate is to be made (i) the Depositor may direct the Trustee to require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and
(ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer. Any such Certificate holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  The Trustee shall require a written Opinion of Counsel from a prospective transferee prior to the transfer of any Class B or Class R Certificate to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such Opinion of Counsel must establish to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code. Neither the Depositor, the Master Servicer nor the Trustee will be required to obtain such Opinion of Counsel on behalf of any prospective transferee. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 hereto substantially to the effect that all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan (as defined above). The permission of any transfer in violation of the restriction on transfer set forth in this paragraph shall not constitute a default or an Event of Default.

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

                  (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the transfer of any Class R Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit G-3) from the proposed Transferee, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and
         (II) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-4.

                  (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of

         Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Class R Certificate on behalf of a "pass-through interest holder."

                  (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit G-3, a certificate of the holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations are prohibited.

                  (iii) (a) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                           (b) If any purported Transferee shall become a holder
of a Class R Certificate in violation of the restrictions in this Section 5.02 and to the extent that the retroactive restoration of the rights of the holder of such Class R Certificate as described in clause (iii)(a) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(b) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                  (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such

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

Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

                  Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate initial Certificate Principal Balance. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

                  At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate initial Certificate Principal Balance, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar.
Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee or the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certi ficates.

                  All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

                  SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen
                                  Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and initial

Certificate Principal Balance. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.04.  Persons Deemed Owners.

                  The Company, the Master Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.


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

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                  SECTION 6.01.   Liability of the Company and the Master
                                  Servicer.

                  The Company and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company and the Master Servicer herein.

                  SECTION 6.02. Merger, Consolidation or Conversion of the Company or the Master Servicer.

                  The Company and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement; and provided further that the Rating Agencies' ratings of the Class A Certificates immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

                  Any Person into which the Company or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for FNMA or FHLMC.

                  SECTION 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

                  Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the Company, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

                  SECTION 6.04.  Limitation on Resignation of the Master
                                 Servicer.

                  The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Trustee and upon receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the Master Servicer to be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee). No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

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

                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01.  Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events:

                (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than an Advance) required to be made under the terms of the Certificates or this Agreement which continues unremedied for a period of one day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Company (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Company (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

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               (vi) the Master Servicer shall fail to deposit in the Certificate
         Account on any Certificate Account Deposit Date an amount equal to any required Advance.

If the Master Servicer shall fail to make any deposit in the Certificate Account as required by Section 4.01, the Trustee shall give the Master Servicer notice pursuant to clause (i) not later than the Business Day following the Certificate Account Deposit Date. If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Company or the Trustee may, and at the direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company) terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder and the Company, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Ser vicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  SECTION 7.02.  Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set

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forth or  provided  for  herein  and  shall  be  subject  thereafter  to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section 2.03 and its obligations to deposit amounts in respect of losses incurred prior to the date of succession pursuant to Section 3.12 and 4.01(e)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any FNMA- or FHLMC-approved mortgage servicing institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trust ee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession; provided, however, that such succession shall not reduce the ratings of the Certificates below the original ratings thereof.

                  Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder the Insurance Policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Sections 3.13 and 3.18.

                  SECTION 7.03.  Notification to Certificateholders.

                  (a) Upon any such termination or appointment of a successor to
the  Master   Servicer,   the  Trustee  shall  give  prompt  notice  thereof  to
Certificateholders.

                  (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                  SECTION 7.04.  Waiver of Events of Default.

                  The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default (other than an Event of Default set forth in Section 7.01(vi); PROVIDED, HOWEVER, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall

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

affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                  SECTION 8.01.  Duties of Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to deter mine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

                  The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

                  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                         (i) Prior to the occurrence of an Event of Default, and
                  after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

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

                        (ii) The Trustee shall not be  personally  liable for an
                  error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                       (iii) The  Trustee  shall not be  personally  liable with
                  respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                  SECTION 8.02.  Certain Matters Affecting the Trustee.

                  Except as otherwise provided in Section 8.01:

                         (a) The  Trustee may request and rely upon and shall be
                  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                         (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                         (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                         (d) The Trustee shall not be personally  liable for any
                  action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;


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

                         (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand; and

                        (f) The  Trustee may execute any of the trusts or powers
                  hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Company or the Master Servicer, as the case may be, and the Trustee assumes no respons ibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account or any other account by or on behalf of the Company or the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 4.01.

                  SECTION 8.04.  Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                  SECTION 8.05.  Payment of Trustee's Fees.

                  The Trustee shall withdraw from the Certificate Account on each Distribution Date and pay to itself the Trustee's Fee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or "unanticipated out-of-pocket" expense incurred or paid to third parties (which expenses shall not include salaries paid to employees, or allocable

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

overhead, of the Trustee) in connection with the acceptance or administration of its trusts hereunder or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder all such amounts shall be payable from funds in the Custodial Account as provided in Section 3.11. The provisions of this
Section 8.05 shall survive the termination of this Agreement.

                  The Master Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any loss, liability or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence in the performance of its duties hereunder.

                  SECTION 8.06.  Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and its affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

                  SECTION 8.07.  Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged  from the trusts hereby created by giving notice thereof to the Company, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Company. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdic tion for the appointment of a successor trustee; provided, however, that the resigning Trustee shall

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

not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agency in respect of mortgage pass-through certificates having a rating equal to the then current rating on the
Certificates, then the Company may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Company.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Company.
                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08.  Successor Trustee.

                  Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the prede cessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

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

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.
                  SECTION 8.09.  Merger or Consolidation of Trustee.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Per sons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

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Agreement and the  conditions of this Article  VIII.  Each separate  trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

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                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

                  Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the related Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee at the expense of the Master Servicer, (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month of repurchase), and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer pursuant to Section 3.11(iii) and the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Master Servicer.

                  The right of the Master Servicer to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than __% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Master Servicer upon such repurchase shall provide to the Trustee, the certification required by Section 3.16.

                  Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distri bution and cancellation, shall be given promptly by the Master Servicer by letter to the Trustee and shall be given promptly by the Trustee to the Certificateholders mailed (a) in the event such

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

notice is given in connection with the Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, pay ments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. In the event such notice is given in connection with the Master Servicer's election to repurchase, the Master Servicer shall deposit in the Custodial Account pursuant to Section 3.10 on the last day of the related Prepayment Period an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the
Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or
(ii) if the Master Servicer elected to so repurchase, an amount determined as follows: with respect to each Class A and Class B Certificate, the outstanding Certificate Principal Balance thereof, plus one month's interest thereon at the applicable Pass-Through Rate and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.01(b); and with respect to each Class R Certificate, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Class A and Class B Certificateholders. Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Company, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If, within nine months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

                  SECTION 9.02.  Additional Termination Requirements.

                  (a) In the event the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Master Servicer obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02

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

will not (i) result in the imposition of taxes on the net income derived from "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                (i) The Trustee shall establish a 90-day  liquidation period and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation ss.1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

               (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Master Servicer shall sell all of the assets of the Trust Fund for cash; and

              (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all remaining cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

                  (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

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

                                    ARTICLE X

                                REMIC PROVISIONS

                  SECTION 10.01.  REMIC Administration.

                  (a) The Trustee shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A and Class B Certificates shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interest" in the Trust Fund. The Trustee shall not permit the creation of any "interests" in the Trust Fund (within the meaning of Section 860G of the Code) other than the Regular Certificates and the Residual Certificates.

                  (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Trustee shall hold a Class R Certificate representing a 0.01% Percentage interest of all Class R Certificates and shall be designated as the tax matters person of the Trust Fund in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. The Trustee, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate, hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The legal expenses and costs of any such action described in this subsection and any liability resulting therefrom shall constitute expenses of the Trust Fund and the Trustee shall be entitled to reimbursement therefor unless such legal expenses and costs are incurred by reason of the Trustee's willful misfeasance, bad faith or negligence.

                  (d) Except as provided in Section 4.05, the Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of the Trust Fund created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

                  (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. In addition, the Company shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reason ably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The Master Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund will consist of "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax

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

laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from the willful misfeasance, bad faith or negligence in performance by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15 of each calendar year, commencing April 15, 19__, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

                  (i) The Master Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

                  (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the Trust Fund other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury regulations, and based on certain assumptions described below, the "latest possible maturity date" by which the Certificate Principal Balances of the Certificates representing a regular interest in the Trust Fund would be reduced to zero is _________ 25, 20__, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan as determined assuming that (i) scheduled interest and principal payments on the Mortgage Loans are received in a timely manner, with no delinquencies or losses, (ii) there are no principal prepayments, and (iii) neither the Seller nor the Master Servicer will repurchase any Mortgage Loans.

                  SECTION 10.02.  Prohibited Transactions and Activities.

                  Neither the Company, the Master Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 10.03.  Master Servicer and Trustee Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Company and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of the willful misfeasance, bad faith or negligence by the Trustee with respect to the Trustee's covenants set forth in this Article X.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the Company and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


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

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01.  Amendment.

                  This Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or incon sistent with any other provisions herein or to correct any error, (iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (a) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel, and (b) such change would not adversely affect the then-current rating of any rated class of Certificates, as evidenced by a letter from each applicable Rating Agency, (iv) to modify, eliminate or add to any of the provisions of the Trust Fund (a) to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any Certificateholder, or (b) to restrict the transfer of the Class R Certificates, provided that the Company has determined that the then-current ratings of the Class A Certificates will not be adversely affected, as evidenced by a letter from each Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the Class R Certificates to a non-Permitted Transferee, (v) to make any other provisions with respect to matters or questions arising this Agreement which are not materially inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

                  This Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights allocated to each Class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

                  Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 11.02.  Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at the expense of the Company on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counter parts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03.  Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04.  Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05.  Notices.

                  All  demands,  notices  and  direction  hereunder  shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Company,_____________, ____________________________________,
Attention: ________________, or such other address as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Company, (b) in the case of the Trustee, __________________________________________________________,
Attention: _________________________________, or such other address as may hereafter be furnished to the Master Servicer and the Company in writing by the Trustee and (c) in the case of the Master Servicer, [Name of Master Servicer] [Address of Master Servicer] Attention: ________________________ or such other address as may hereafter be furnished to the Company and the Trustee in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificate holder receives such notice.

                  SECTION 11.06.  Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07.  Successors and Assigns; Third Party
                                  Beneficiary.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders. The parties hereto agree that the Seller is the intended third party beneficiary of Sections 3.07, 3.10 and 3.22 hereof, and that the Seller may enforce such provisions to the same extent as if the Seller were a party to this Agreement.

                  SECTION 11.08.  Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.09.  Notice to Rating Agencies and
                                  Certificateholder.

                  The Trustee shall use its best efforts to promptly provide notice to the Rating Agency referred to below with respect to each of the following of which it has actual knowledge:

                  1.  Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.04;

                  5.  The final payment to Certificateholders; and

                  6. Any change in the location of the Custodial Account or the Certificate Account.

                  In addition, the Trustee shall promptly furnish to the Rating Agency copies of the following:

                  1.  Each  report to Certificateholders  described  in  Section
4.02;

                  2. Each annual independent public accountants' servicing report received as described in Section 3.20; and

                  3.  Each  Master  Servicer  compliance  report   received   as
described in Section 3.19.

                  Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to
(i)     in     the     case     of     [_______________________________________]
____________________________________,  Attention: ____________,  and (ii) in the
case  of   [___________________________________________________________________]
or, in each case, such other address as such Rating Agency may designate in writing to the parties thereto.

                  IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                                     WMC SECURED ASSETS CORP.,
                                                              Company


                                                     By:  ______________________



                                                     [NAME OF MASTER SERVICER],
                                                              Master Servicer



                                                     By:  ______________________



                                                     [NAME OF TRUSTEE]
                                                          Trustee



                                                     By:  ______________________

                                   EXHIBIT A-1

                           FORM OF CLASS A CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A STANDARD PREPAYMENT ASSUMPTION OF ___% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, AND THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Series 199_-____                        Aggregate Initial Certificate
                                        Principal Balance of the
                                        Class A Certificates: $_______________

Pass-Through Rate: _____%               Initial Certificate Principal Balance
                                        of this Certificate:  $_______________

Date of Pooling and Servicing
Agreement and Cut-off Date:
     _____________ 1, 199_

First Distribution Date:
     ____________ 2, 199_

Issue Date:  ____________ __, 199_       Master Servicer: [Name of Master
                                         Servicer]

No. ___________________                  Trustee:  [Name of Trustee]

CUSIP:


                          CLASS A MORTGAGE PASS-THROUGH
                          CERTIFICATE, SERIES 199_-____

          evidencing a beneficial ownership interest in the Trust Fund consisting primarily of a pool of residential mortgage loans sold by

                            WMC SECURED ASSETS CORP.

          This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Fund established under a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among WMC Secured Assets Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), [Name of Master Servicer] (the "Master Servicer") and [Name of Trustee] (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Certificates of the Series specified above (collectively, the "Certificates") evidence in the aggregate the entire beneficial ownership interest in a segregated pool of assets created pursuant to the Agreement (the "Trust Fund") comprised of conventional one- to four-family residential first mortgage loans (the "Mortgage Loans"), or interests therein, and certain other assets sold by the Depositor. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          The Trustee shall distribute or cause to be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A Certificates on such Distribution Date pursuant to the Agreement. Reference is hereby made to the further provisions of this Certificate and the Agreement set forth herein, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Certificate is one of a duly authorized issue of Certificates of the series and class specified on the face hereof (herein called the "Certificates"). The Certificates in the aggregate represent the entire beneficial interest in: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off Date) as from time to time are subject to the Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File; (ii) such funds or assets as from time to time are deposited in respect of the Mortgage Loans in the account established by the Master Servicer for the collection of payments on the Mortgage Loans (the "Custodial Account"), the Certificate Account and the Expense Fund and belonging to the Trust Fund; (iii) any REO Property; (iv) the Pool Insurance Policy, the Special Hazard Insurance Policy and all other insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement and all the proceeds thereof; and (v) the Depositor's interest in respect of the representations and warranties made be the Seller in the Seller's Warranty Certificate as assigned to the Trustee pursuant to Section 2.04 of the Agreement (all of the foregoing being hereinafter collectively called the "Trust Fund").

          All distributions will be made or caused to be made by the Trustee either in immediately available funds (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or (ii) by wire transfer to the account of such Person at the request of the Person entitled thereto if such Person shall have so notified the Trustee in writing by 5 Business Days prior to the applicable Record Date and such Certificateholder is the registered holder of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

          The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, or the Trustee and are not insured or guaranteed by any governmental agency or instrumentality. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it, or by the Depositor or Trustee.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Master Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof, or (ii) the final payment on, or other liquidation (or any advance with respect thereto) of, the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to repurchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, the Master Servicer's right to repurchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of repurchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor or the Master Servicer as the case may be.

          IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:                                      [NAME OF TRUSTEE],
                                                as Trustee



                                            By:_________________________________
                                                  Authorized Officer









                          CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                            [NAME OF TRUSTEE],
                                                as Trustee



                                             By:________________________________
                                                  Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________
_______________________________________________________________
_______________________________________________________________
Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of a like denomination and class to the above named assignee and deliver such Certificate(s) to the following address:
______________________________________________________________________
________________________________________________________________________________

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor


                                        ________________________________________
                                        Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                            DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for the information of __________ ___________________ and the Master Servicer:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
___________________________ account number ______________________, or, if mailed by check, to _________________________________________________. Applicable
statements should be mailed to _______________________. This information is provided by _______________________________, the assignee named above, or _____________________________, as its agent.

                                   EXHIBIT A-2

                           FORM OF CLASS B CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

          NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE OR PERSON USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (OR CERTIFICATION OF FACTS UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A STANDARD PREPAYMENT ASSUMPTION OF ___% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, AND THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL BALANCE COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Series 199_-____                      Aggregate Initial Certificate Principal
                                      Balance of the Class B Certificates:
                                      $_______________

Pass-Through Rate:  _____%            Initial Certificate Principal Balance
                                      of this Certificate:  $_______________


Date of Pooling and Servicing
Agreement and Cut-off Date:
     _____________ 1, 199_

First Distribution Date:              Master Servicer: [Name of Master Servicer]
     ____________ __, 199_

Issue Date: _____________ __, 199_    Trustee: [Name of Trustee]

No.___________________

CUSIP: _______________


                          CLASS B MORTGAGE PASS-THROUGH
                          CERTIFICATE, SERIES 199_-____

          evidencing a beneficial ownership interest in the Trust Fund consisting primarily of a pool of residential mortgage loans sold by

                            WMC SECURED ASSETS CORP.

          This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Fund established under a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among WMC Secured Assets Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), [Name of Master Servicer] (the "Master Servicer") and [Name of Trustee] (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Certificates of the Series specified above (collectively, the "Certificates") evidence in the aggregate the entire beneficial ownership interest in a segregated pool of assets created pursuant to the Agreement (the "Trust Fund") comprised of conventional one- to four-family residential first mortgage loans (the "Mortgage Loans"), or interests therein, and certain other assets sold by the Depositor. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          The Trustee shall distribute or cause to be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from the related Group Available Distribution Amount an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B Certificates on such Distribution Date pursuant to the Agreement. Reference is hereby made to the further provisions of this Certificate and the Agreement set forth herein, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Certificate is one of a duly authorized issue of Certificates of the series and class specified on the face hereof (herein called the "Certificates"). The Certificates in the aggregate represent the entire beneficial interest in: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off Date) as from time to time are subject to the Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File; (ii) such funds or assets as from time to time are deposited in respect of the Mortgage Loans in the account established by the Master Servicer for the collection of payments on the Mortgage Loans (the "Custodial Account"), the Certificate Account and the Expense Fund and belonging to the Trust Fund; (iii) any REO Property; (iv) the Pool Insurance Policy, the Special Hazard Insurance Policy, and all other insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement and all the proceeds thereof; and (v) the Depositor's interest in respect of the representations and warranties made by the Seller in the Seller's Warranty Certificate as assigned to the Trustee pursuant to Section 2.04 of the Agreement (all of the foregoing being hereinafter collectively called the "Trust Fund").

          All distributions will be made or caused to be made by the Trustee either in immediately available funds (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, (ii) by wire transfer to the account of such Person at the request of the Person entitled thereto if such Person shall have so notified the Trustee in writing by 5 Business Days prior to the applicable Record Date and such Certificateholder is the registered holder of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

          The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, or the Trustee and are not insured or guaranteed by any governmental agency or instrumentality. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it, or by the Depositor or Trustee.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Master Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          No transfer of any Class B Certificate shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities and Keogh plans, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of the foregoing, a "Plan"), to any Person acting on behalf of a Plan, or to any other Person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets") unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides to the Trustee or the Certificate Registrar an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof, or (ii) the final payment on, or other liquidation (or any advance with respect thereto) of, the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to repurchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, the Master Servicer's right to repurchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of repurchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor or the Master Servicer as the case may be.

          IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:                                      [NAME OF TRUSTEE],
                                                 as Trustee

                                            By: ________________________________
                                                     Authorized Officer









                          CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            [NAME OF TRUSTEE],
                                                 as Trustee



                                            By: ________________________________
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto_______________________
_________________________________________________________________
_________________________________________________________________ Social
Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of a like denomination and class to the above named assignee and deliver such Certificate(s) to the following address:
________________________________________________________________
________________________________________________________________________________

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor


                                           _____________________________________
                                           Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                            DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for the information of ______________ _______________ and the Master Servicer:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________for the account of ___________________________ account number ____________________, or, if mailed by check, to _________________________. Applicable statements should be mailed to ____________________. This information is provided by __________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS R CERTIFICATE

THIS CLASS R CERTIFICATE HAS BEEN DESIGNATED BY THE SELLER REFERRED TO BELOW AS A "RESIDUAL INTEREST" IN THE REMIC CREATED BY THE POOLING AND SERVICING AGREEMENT PURSUANT TO THE REMIC PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE OR PERSON USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (OR CERTIFICATION OF FACTS UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITIVE TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE. [BY ITS ACCEPTANCE OF A CERTIFICATE, EACH CERTIFICATEHOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT SUBJECT TO THE FOREGOING LIMITATION.]

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT MAY BE AMENDED WITHOUT THE CONSENT OF THE HOLDER HEREOF, AND IN A MANNER THAT MAY ADVERSELY AFFECT THE INTERESTS OF THE HOLDER HEREOF, IF NECESSARY TO PREVENT THE DISQUALIFICATION OF THE TRUST FUND AS A REMIC.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT

WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IF ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE IS MADE TO ANY OF CERTAIN "PASS-THROUGH ENTITIES" DESCRIBED IN SECTION 860E(e)(6) OF THE CODE, AND A DISQUALIFIED ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY, THEN A TAX MAY BE IMPOSED ON SUCH ENTITY.

NO TRANSFER OF THE CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON AS DEFINED IN THE AGREEMENT.

Series 199_-____                       Aggregate unpaid principal balance of the
                                       Mortgage Loans after deducting payments
                                       due on or before the Cut-off Date:
                                       $____________

Percentage Interest:  ___%

Date of Pooling and Servicing          Issue Date: ___________ __, 199_
Agreement:  _____________ 1, 199_
                                       First Distribution Date: _______ __, 199_

                                       Master Servicer:
                                       [Name of Master Servicer]
Trustee:
[Name of Trustee]


No. __




     CLASS R MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 199_-____

     evidencing a beneficial ownership interest in the Trust Fund consisting primarily of a pool of residential mortgage loans sold by

                            WMC SECURED ASSETS CORP.

          This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R residual interests in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), between WMC Secured Assets Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), [Name of Master Servicer] (the "Master Servicer"), and [Name of Trustee] (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month, or if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

          All distributions under the Agreement on the Class R Certificates will be made or caused to be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof in the Class R Certificates.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No transfer of any Class R Certificate shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities and Keogh plans, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of the foregoing, a "Plan") to any Person acting on behalf of a Plan, or to any other Person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides to the Trustee or the Certificate Registrar an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code.

          The Class R Certificates are issuable in fully registered form and in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth (including limitations on the total number of Class R Certificates outstanding), Class R Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof or (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retire ment of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be.

          IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:                                 [NAME OF TRUSTEE],
                                                 as Trustee



                                       By: _____________________________________
                                                  Authorized Officer






                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                       [NAME OF TRUSTEE],
                                           as Trustee



                                       By: _____________________________________
                                           Authorized Officer

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________
________________________________________________
________________________________________________
Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Class R Mortgage Pass-Through Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Class R Certificate of a like Percentage Interest to the above named assignee and deliver such Certificate to the following address: __________________________________________
_______________________________________________________
_______________________________________________________



Dated:

                                       ______________________________
                                       Signature by or on behalf of assignor

                                       ______________________________
                                       Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________ for the account of ___________
__________________ account number ________________, or, if mailed by check, to
________________________________. Applicable statements should be mailed to ____
_________________________. This information is provided by ____________________, the assignee named above, or _________________________, as its agent.

                                    EXHIBIT C

                          TRUSTEE INITIAL CERTIFICATION

                                          _______ __, 199_


[Name of Master Servicer]
[Address of Master Servicer]


WMC Secured Assets Corp.
6320 Canoga Avenue, Suite 1300
Woodland Hills, California  91367

                Re: Pooling and Servicing Agreement dated as of ____________ 1, 199_ among WMC Secured Assets Corp., [Name of Master Servicer] and [Name of Trustee], Mortgage Pass-THROUGH CERTIFICATES, SERIES 199_-____

Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that, except as provided in Exhibit A hereto: (i) all documents required to be included in the Mortgage File are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (i) - (vi), (viii) and (x) - (xii) of the definition or description of "Mortgage Loan Schedule" is correct.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.



                                       [NAME OF TRUSTEE]


                                       By: ____________________________________
                                       Name:
                                       Title:

                                    EXHIBIT D

                       FORM OF TRUSTEE FINAL CERTIFICATION


                                               [date]

[Name of Master Servicer]
[Address of Master Servicer]

WMC Secured Assets Corp.
6320 Canoga Avenue, Suite 1300
Woodland Hills, California  91367

            Re: Pooling and Servicing Agreement dated as of ___________ 1, 199_ among WMC Secured Assets Corp., [Name of Master Servicer] and [Name of Trustee], Mortgage Pass-Through Certificates,
                 Series 199_-____



Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies, except as provided in Exhibit __ hereto, that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                       [NAME OF TRUSTEE]

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                    EXHIBIT E

                            FORM OF REMITTANCE REPORT

                                   EXHIBIT F-1

                               REQUEST FOR RELEASE
                                  (for Trustee)


LOAN INFORMATION

              Name of Mortgagor:             ___________________________

              Master Servicer
              Loan No.:                      ___________________________

TRUSTEE

              Name:                          ___________________________

              Address:                       ___________________________

                                             ___________________________

              Trustee
              Mortgage File No.:             ___________________________


REQUEST FOR REQUESTING DOCUMENTS (check one):

1.            Mortgage Loan Liquidated.
                       (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing
                       Agreement.)

2.            Mortgage Loan in Foreclosure.

3. Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and Servicing Agreement.

4. Mortgage Loan Repurchased Pursuant to Article II of the Pooling and Servicing Agreement.
                       (The Master Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)

5.            Other (explain).

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

          The undersigned Master Servicer hereby acknowledges that it has received from [Name of Trustee], as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 199_-____, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of _____________ 1, 199_, (the "Pooling and Servicing Agreement") between the Trustee, WMC Secured Assets Corp. and [Name of Master Servicer].

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )       Mortgage recorded on _____________________ as instrument no.
          ____________________ in the County Recorder's Office of the County of
          _________________, State of __________________ in book/reel/docket
          _________________ of official records at page/image _____________.

( )       Deed of Trust recorded on ___________________ as instrument no.
          ________________ in the County Recorder's Office of the County of
          _________________, State of __________________ in book/reel/docket
          _________________ of official records at page/image ______________.

( )       Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
          ___________________ as instrument no. _________ in the County
          Recorder's Office of the County of __________, State of
          _______________ in book/reel/docket ____________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

          ( )      _____________________________________________

          ( )      _____________________________________________

          ( )      _____________________________________________

          ( ) _____________________________________________

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

               (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

               (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

               (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

               (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                       [NAME OF MASTER SERVICER]

                                       By: _____________________________________

                                       Its: ____________________________________



Date: _____________________, 19__

                                   EXHIBIT F-2

                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICER'S CERTIFICATE AND TRUST RECEIPT
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                Series 199_-____



______________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:  _______________             BORROWER'S NAME:_____________

COUNTY:_____________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

___________ ______________________         DATED:______________

/ /  VICE PRESIDENT

/ /  ASSISTANT VICE PRESIDENT

                                   EXHIBIT G-1

                        TRANSFER AFFIDAVIT AND AGREEMENT



STATE OF                            )
                                    : ss.:
COUNTY OF                           )


          ___________________, being first duly sworn, deposes, represents and warrants:

          1. That he is [Title of Officer] of [Name of Owner] (the "Owner"), (record or beneficial owner of the Class R Certificates (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ___________] [the United States], on behalf of which he makes this affidavit and agreement. This Class R Certificate was issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of _____________ 1, 199_ among WMC Secured Assets Corp., as depositor, [Name of Master Servicer], as master servicer (the "Master Servicer"), and [Name of Trustee], as trustee (the "Trustee").

          2. That the Owner (i) is and will be a "Permitted Transferee" as of ____________, 199_ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Internal Revenue Code of 1986 (the "Code")) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Code that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false and; (iv) that the Residual Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

          5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by Owners that are Permitted Transferees.

          7. That the Owner's taxpayer identification number is __________.

          8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. That the Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

          10. That the Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates.

          11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding the Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          13. That the Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

          14. That Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. That Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding and; (iii) is not a "Permitted Transferee".

          16. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          17. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended, (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such plan or using the assets of any such plan to effect the acquisition of the Class R Certificate (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), and understands that the registration of transfer of any Certificate to any employee benefit plan, or to any person acting on behalf of such plan or using the assets of any such plan, will not be made unless such employee benefit plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of such employee benefit plan would not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provision of ERISA or the prohibited transaction provisions of the Code (or comparable provisions of subsequent enactments), would not constitute or result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability. The Purchaser understands that under current law such an opinion cannot be rendered. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such opinion of counsel, the transferee may provide a certification substantially to the effect that all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [TITLE OF OFFICER], attested by its [Assistant Secretary], this ___ day of ____________, 199_.


                                       [NAME OF OWNER]




                                       By: _________________________
                                       Name:  [NAME OF OFFICER]
                                       Title: [TITLE OF OFFICER]



ATTEST:



_______________________________
[Assistant] Secretary


          Personally appeared before me the above-named [NAME OF OFFICER], known or proved to me to be the same person who executed the foregoing instrument and to be a [TITLE OF OFFICER] of the Owner, and acknowledged to me that he or she executed the same as his or her free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this _____ day of _______, 199_.


                                    ______________________________
                                    NOTARY PUBLIC

                                    COUNTY O ___________________
                                    STATE OF ___________________
                                    My Commission expires the ____ day of
                                    ________________, 19__.

                                   EXHIBIT G-2

                         Form of Transferor Certificate

                                                       ___________________, 19__

[Depositor]

[Name of Trustee]
[Address of Trustee]

Attention:

          Re: MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199_-____, CLASS R

Dear Sirs:

          This letter is delivered to you in connection with the sale by ___________________________ (the "Seller") to _____________________________ (the
"Purchaser") of $_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 199_-____, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of _____________ 1, 199_ among WMC Secured Assets Corp., as seller (the "Company"), [Name of Master Servicer], as master servicer, and [Name of Trustee], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          4. The Seller has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-United States Person.

                                       Very truly yours,

                                       ___________________________
                                       (Seller)
                                       By: _______________________

                                       Name: _____________________

                                       Title: ____________________

                                   EXHIBIT G-5


                     FORM OF INVESTOR REPRESENTATION LETTER
                            [for Insurance Companies]



                               _____________, 199_

[Depositor]

[Name of Trustee]
[Address of Trustee]

Attention:  Corporate Trust

              Re:  Mortgage Pass-Through Certificate
                   SERIES 199_-____, CLASS

Dear Sirs:

          ___________ (the "Purchaser") intends to purchase from __________ (the "Seller") $__________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 199_-____, Class __ (the "Certificate"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as _____________ 1, 199_ among WMC Secured Assets Corp., as seller (the "Company"), [Name of Master Servicer], as master servicer, and [Name of Trustee], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               1. The certificates purchased pursuant hereto will not be transferred to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan").

               2. The Purchaser is an insurance company and all funds used by the Purchaser in connection with the purchase of such certificates are and will be, funds held by the Purchaser in its general account which the Purchaser reasonably believes do not constitute "plan assets" as defined under Section 406 of ERISA or Section 4975 of the Code of any Plan.


                                            Very truly yours,



                                            ____________________________________


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

[

                                    EXHIBIT H

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT I

                          SELLER'S WARRANTY CERTIFICATE


     This Seller's Warranty Certificate, dated _____________ __, 199_, is executed and delivered by [Name of Seller], a _________ corporation (the "Seller").

                              PRELIMINARY STATEMENT

     The Seller and WMC Mortgage Corp. ("WMC") are parties to the Standard Terms and Conditions of Agreement Effective _________ __, 199_ and the Standard Terms and Conditions of Agreement Effective ________ _, ____ (each a "Standard Terms Agreement") and to various Mortgage Loan Purchase Agreements entered into thereunder.

     All of the Mortgage Loans have been previously sold by the Seller to WMC in accordance with the related Standard Terms Agreement and the related Mortgage Loan Purchase Agreements.

     WMC has notified the Seller that WMC intends to assign the Mortgage Loans to WMC Secured Assets Corp. (the "Depositor"), and that the Depositor intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") evidenced by Mortgage Pass-Through Certificates, Series 199_-____ (the "Certificates"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") among the Depositor, [Name of Trustee] as trustee (in such capacity, the "Trustee"), and [Name of Master Servicer], as master servicer (the "Master Servicer"), dated as of ____________ 1, 199_ (the "Cut-off Date"). The Certificates are described more fully in the related Prospectus Supplement (the "Prospectus Supplement") dated __________ __, 199_, to the prospectus (the "Prospectus") dated _____________ __, 199_. Capitalized terms used but not defined herein shall have the respective meanings assigned in the related Standard Terms Agreements and the Pooling and Servicing Agreement, as applicable.

     Pursuant to the terms of the Pooling and Servicing Agreement, the Depositor shall assign to the Trustee all of its right, title and interest in and to the Mortgage Loans, and other rights and obligations under this Agreement (except with respect to its rights to either indemnification or notice) and the Trustee shall succeed to such right, title and interest and rights and obligations hereunder of the Depositor.

     Pursuant to the foregoing, the Seller hereby certifies to the following:

     SECTION 1. DELIVERY OF MORTGAGE FILES. On or before the date hereof (the "REMIC Closing Date"), the Seller shall have delivered the documents or instruments specified below with respect to each Mortgage Loan (each a "Mortgage File") to [Name of Trustee] (acting in such capacity, the "Custodian"), pursuant to the [Tri-Party Custody Agreement] dated ________ ______ __, 199_, as amended (the "Custody Agreement") and the Custodial Agreement, dated ____________ 1, 199_, in each case among WMC, the Seller and the Custodian.

     Each Mortgage File contains the following documents:

          (a) the original mortgage note, naming the Seller as the holder/payee thereof (or, if the Seller is not the original holder/payee thereof, bearing all endorsements necessary to evidence a complete and unbroken chain of endorsements from the original holder/payee to the Seller) and endorsed by the Seller "Pay to the order of [Name of Trustee], as trustee for holders of WMC Secured Assets Corp., Mortgage Pass-Through Certificates, without recourse";

          (b) the original mortgage or deed of trust ("Mortgage"), naming the Seller as the "mortgagee" or "beneficiary" thereof (or, if the Seller is not the original mortgagee/beneficiary thereof, such Mortgage together with all assignments necessary to evidence the complete and unbroken chain of intervening assignments from the original mortgagee/beneficiary to the Seller), and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the underlying property securing the Mortgage Loan (the "Mortgaged Property") is located (or, in lieu of the original of the recorded Mortgage, a duplicate or conformed copy of the Mortgage, together with a certificate of an officer of the Seller certifying that such copy represents a true and correct copy of the original and that such original has been submitted to the title insurance company for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located, or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

          (c) an original assignment of the Mortgage executed by the Seller, without recourse, to "[Name of Trustee], as trustee for holders of WMC Secured Assets Corp., Mortgage Pass-Through Certificates, without recourse, with evidence of recording thereon, and the original of any intervening assignment of the Mortgage, including any warehousing assignment, necessary to evidence a complete and unbroken chain of assignments from the original mortgagee/beneficiary to the Seller and bearing evidence that each such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of any such original recorded assignment of Mortgage or any such original recorded intervening assignment of Mortgage, a duplicate or conformed copy of such assignment of Mortgage, together with a certificate of an officer of the Seller or the Originator certifying that such copy represents a true and correct copy of the original and that such original has been submitted to the title insurance company for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located, or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the juris diction where the Mortgaged Property is located);

          (d) the original lender's title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

          (e) the original of any assumption, modification, extension or guaranty agreement;

          (f) the original or a copy of the private mortgage insurance policy or original certificate of private mortgage insurance, if applicable;

          (g) if the mortgage note, the Mortgage, any assignment of Mortgage or any other related document has been signed by a person on behalf of the mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign, or a duplicate or conformed copy of the power of attorney or other instrument, together with a certification of an officer of the Seller or of the applicable title insurance company or escrow company certifying that such copy represents a true and correct copy of the original; and

          (h) The original or a copy of the Certificate of Pool Insurance issued by GEMICO, UGI or PMI, if applicable.

     Within five days of the receipt by the Seller of the Assignment of Mortgage with evidence of recordation thereon, or a copy thereof certified by the applicable recording office, but in no event later than 120 days after the REMIC Closing Date, the Seller shall deliver such Assignment of Mortgage to the Trustee.

     In the event that the recorded Assignment of Mortgage, or a certified copy thereof, is not delivered to the Trustee within 120 days of the REMIC Closing Date, the Seller shall be obligated to repurchase or substitute the related Mortgage Loan as provided in Section 3. The Seller will also pay the fees of the Trustee incurred in connection with the removal and replacement of each Assignment of Mortgage delivered for recording, as well as the fees of the Trustee incurred in connection with the addition of any title insurance policy or recorded Mortgage to the related Mortgage File.

     Within five days of the Seller's receipt thereof, but in no event later than 120 days after the REMIC Closing Date, the Seller shall deliver to the
Trustee: (i) the original recorded Mortgage in those instances where an original was not delivered to the Custodian on or prior to the applicable Purchase Date;
(ii) the original policy of title insurance or a true and correct copy thereof in those instances where a marked up commitment (binder) to issue such policy or preliminary policy was delivered to the Custodian; and (iii) any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing the assumption or modification of any Mortgage Loan.

     Subject to the next succeeding sentence, in the event that the Seller is not able to deliver with respect to a given Mortgage Loan the documents referred to in the above paragraph within 120 days of the REMIC Closing Date, such Mortgage Loan shall be repurchased by the Seller in the manner provided in
Section 3. With respect to any Mortgage Loan, in the event that the Seller is unable to deliver the original recorded Mortgage, the original recorded Assignment of Mortgage, any recorded intervening assignments of the Mortgage or any assumption or modification agreement or the original policy of title insurance, duplicate policy or a true and correct copy thereof within the applicable time period and such failure of timely delivery (i) is solely the result of a delay caused by the recording office, in the case of the Mortgage, the Assignment of Mortgage, any intervening assignments of Mortgage or any assumption and modification agreements, or (ii) is solely the result of acts or omissions on the part of the applicable title insurance company, in the case of the title insurance policy, then the Seller shall be afforded additional time to deliver such document or documents; provided that such document or documents shall be delivered within the time period required by the applicable Pooling and Servicing Agreement.

     The Seller shall deliver to the Master Servicer or its designee all original documents relating to the Mortgage Loans that are not delivered to the Depositor or the Trustee, other than original documents required to be held by the Seller pursuant to applicable mortgage lending laws, rules and regulations of the jurisdiction in which the Mortgaged Property is located (in lieu of which the Seller shall deliver photocopies). In the event that any original document held by the Seller is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee.

     SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to and for the benefit of the Depositor and its affiliates and the Trustee that as of the REMIC Closing Date (or such other date specifically provided herein):

               (i) no written information, certificate of an officer, statement furnished in writing or written report delivered to WMC, any affiliate of WMC, the Master Servicer or the Trustee and prepared by the Seller will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading;

               (ii) each of the representations and warranties contained in Exhibits 2-A and 2-B hereto is true and correct. With respect to such representations and warranties which are made to the best of the Seller's knowledge, if the Seller discovers or receives written notice, which may come from the Purchaser, the Servicer, the Custodian or any Interested Party, that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Purchaser or any Interested Person in the related Mortgage Loan, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation of warranty, such inaccuracy shall be deemed a breach thereof;


[

               (iii) as of the date of the Prospectus Supplement and as of the REMIC Closing Date, the Seller's Information will be true and accurate and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. For purposes hereof and of each of the related Standard Terms Agreements, the "Seller's Information" shall include all information included in the Prospectus Supplement under the headings "Summary of Prospectus Supplement--The Mortgage Pool" and "Description of the Mortgage Pool", or elsewhere in the Prospectus Supplement with respect to the matters discussed under such captions, to the extent based upon any information provided by or approved by the Seller including the information in the Mortgage Loan Schedules attached hereto as Exhibits 1 and the Seller's representations and warranties relating to the Mortgage Loans attached hereto as Exhibits.

     SECTION 3. CURE, REPURCHASE, AND INDEMNITY OBLIGATIONS OF THE SELLER. Each of the representations and warranties contained in or required to be made pursuant to Section 2 shall survive the transfer of the Mortgage Loans to the Trustee and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the mortgage notes and notwithstanding subsequent termination of the related Standard Terms Agreement, this Certificate or the Pooling and Servicing Agreement. The representations, warranties and covenants contained herein shall not be impaired by any review or examination of the Mortgage Files or other docu ments evidencing or relating to the Mortgage Loans by the Depositor, its affiliates or agents or any failure on the part of the Depositor, its affiliates or agents to review or examine such documents, and shall inure to the benefit of any transferee of the Mortgage Loans from the Depositor including, without limitation, the Trustee for the benefit of holders of the Certificates.

     Within 90 days of the earlier of discovery by the Seller or receipt of notice of a breach of any of the representations and warranties of the Seller set forth in or required to be made pursuant to Section 2 which materially and adversely affects the interests of the Depositor or the Certificateholders or any other transferee in any Mortgage Loan, the Seller shall, not later than 90 days after its receipt of notice of such defect, (i) cure such breach in all material respects, or (ii) repurchase the related Mortgage Loan if such defect cannot be corrected or cured at a price equal to the sum of (a) 100% of the outstanding principal balance thereof, (b) unpaid accrued interest thereon from the due date to which interest was last paid by the mortgagor to the first day of the month following the month of repurchase at a rate equal to the related mortgage rate, (c) all amounts advanced by the Master Servicer on the Mortgage Loan and not reimbursed, and (d) all expenses reasonably incurred or to be incurred by the Depositor, the Master Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase obligation, including any expenses in connection with servicing a Mortgage Loan that has gone into default and which subsequently is determined to be eligible for repurchase or arising out of the enforcement of the repurchase obligation (the "Repurchase Price"), or
(iii) substitute a Qualified Substitute Mortgage Loan in place of such Deleted Mortgage Loan in accordance with Section 2.04 of the Pooling and Servicing Agreement.

     Upon discovery of any defective document in a Mortgage File relating to a Mortgage Loan which materially and adversely affects the interests of the Depositor or the Certificateholders or any other transferee in any Mortgage Loan, the Trustee shall notify the Seller of such defect and request that the Seller cure such defect within 60 days from the date the Seller was notified of such defect. In the event that any such defect cannot be corrected or cured within such 90-day period, the Seller shall (i) repurchase the related Mortgage Loan at the Repurchase Price or (ii) substitute a Qualified Substitute Mortgage Loan for the related Deleted Mortgage Loan as provided for in accordance with
Section 2.04 of the Pooling and Servicing Agreement.

     If the first scheduled Monthly Payment with respect to a Mortgage Loan is not made within 30 days of the due date in accordance with the terms of the related Mortgage Note, such Mortgage Loan will be substituted or repurchased by the Seller in the manner provided in this Section 3.

     SECTION 4. PURCHASE OF CERTAIN CONVERTIBLE MORTGAGE LOANS FROM TRUSTEE. Upon notification that the related Mortgagor intends to exercise the option to convert a Convertible Mortgage Loan to a fixed interest rate Mortgage Loan the Seller shall promptly, and in no event after the day on which such Convertible Mortgage Loan converts to a fixed interest rate, purchase such Convertible Mortgage Loan from the Trust Fund by depositing into the Custodial Account the Purchase Price.



     IN WITNESS WHEREOF, the Seller has caused this Certificate to be signed by its duly authorized officer as of the date first above written.

                                       [NAME OF MASTER SERVICER]



                                       By _______________________

                                       Name:
                                       Title:

                                                                       EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT 2

                             GROUP I MORTGAGE LOANS

                        (ADJUSTABLE RATE MORTGAGE LOANS)

                     SELLER'S REPRESENTATIONS AND WARRANTIES

     The Seller hereby represents and warrants to and for the benefit of the Depositor and the Trustee, as to each Mortgage Loan, that as of the Closing Date or as of such other date specifically provided herein:

     [Sample representations and warranties:]

               (i) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the REMIC Closing Date;

               (ii) No more than _____% of the Mortgage Loans, based on the Cut-off Date Principal Balance, are located in any one zip code area;

               (iii) No more than _____% of the Mortgaged Properties, based on the Cutoff Date Pool Principal Balance, were located in the State of California;

               (iv) No more than _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, were secured by condominium units; no more than -----% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, were secured by properties in planned unit developments;

               (v) At least _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, were secured by a first lien on a parcel of real property improved by a single family residence; and no more than _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, were secured by a first lien on a parcel of real estate improved by a two-to four-unit single family residence;

               (vi) No Mortgage Loan at origination had a principal balance less than $________; no more than _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, had original principal balances in excess of $_________; the average Cut-off Date Principal Balance of Mortgage Loans in the Mortgage Pool was $---------;

               (vii) At least _____% of the Mortgage Loans, by Cut-off Date Pool Principal Balance, were secured by owner-occupied primary residences; less than __% of the Mortgage Loans, by Cut-off Date Pool Principal Balance, were secured by second homes or vacation homes of the related Mortgagors; and no more than _____% of the Mortgage Loans, by Cut-off Date Principal Balance, were secured by investor-owned properties;

               (viii) Each Mortgage Loan in the Mortgage Pool will have a first payment due date on or after ____________ 1, 199_;

               (ix) Each Mortgage Loan will have been originated on or before _______________, 199_.

               (x) The Mortgage Interest Rates borne by the Mortgage Loans in the Mortgage Pool as of the Cut-off Date range from _____% per annum to ______% per annum and the weighted average Mortgage Interest Rate, based on the Cut-off Date Pool Principal Balance, was _____% per annum;

               (xi) Approximately _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, were rate and term refinance Mortgage Loans; approximately _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, were "cash-out refi's" (as defined in the Seller's Underwriting Guide); and approximately _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, were made in order to purchase the related Mortgaged Properties;

               (xii) No Mortgage Loan in the Mortgage Pool shall have had an LTV at origination in excess of _____% or a CLTV in excess of _____%; the weighted average LTV, based on the Cut-off Date Pool Principal Balance, was equal to or less than _____%; no more than _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, shall have an LTV in excess of 80% and each such Mortgage Loan is subject to a policy of primary mortgage insurance, issued by ___________ insuring the excess balance above 75% until such balance is reduced to 80% of the Appraised Value;

               (xiii) No more than _____% of the Mortgage Loans, based on the Cut-off Date Pool Principal Balance, have financing on the related Mortgaged Property subordinate to the lien of such Mortgage Loan;

               (xiv) The gross margins on the Mortgage Loans range from _____% to _____%. The weighted average gross margin on the Mortgage Loans is _____%.

               (xv) There is no delinquent tax or assessment lien against any Mortgaged Property;

               (xvi) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired;

               (xvii) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (vii) below;

               (xviii) To the best of the Seller's knowledge each Mortgaged Property is free of material damage and is in good repair;

               (xix) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

               (xx) Each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan or the holders of Certificates evidencing an interest therein, will not involve the violation of any such laws.

               (xxi) Neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan or the holders of Certificates evidencing an interest therein and which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the applicable Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation or satisfaction with respect thereto;

               (xxii) A lender's policy of title insurance insuring the first lien priority of the Mortgage Loan, together with a condominium endorsement and extended coverage endorsement, if applicable, and an 8.1 ALTA environmental endorsement or equivalent endorsement in an amount at least equal to the original principal balance of each such Mortgage Loan, or a commitment binder, commitment to issue the same or preliminary policy affirmatively insuring ingress and egress and insuring against encroachments by or upon the Mortgaged Property on the standard ALTA form, was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the applicable Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

               (xxiii) Each Mortgage Loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended;

               (xxiv) With respect to each Mortgage Loan, the applicable Mortgage Note provides for an adjustable rate of interest, is payable on the first day of each month in self- amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Interest Rate. No Mortgage Loan is subject to negative amortization or has a maximum original term of more than 30 years;

               (xxv) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;


               (xxvi) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

               (xxvii) All parties that have had any interest in the Mortgage, whether as Mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

               (xxviii) Each Mortgage Note and the applicable Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or by equitable principles. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage

     Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by such parties.

          (xxix) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

          (xxx) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (xxxi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xxxii) Each Mortgage Note and each Mortgage is in substantially one of the forms approved by FNMA and FHLMC.

          (xxxiii) Each Mortgaged Property is suitable for year-round occupancy;

          (xxxiv) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deficits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the applicable Mortgage Note;

          (xxxv) The origination, underwriting and collection practices used by the Seller or any originator with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business;

          (xxxvi) There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

          (xxxvii) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

          (xxxviii) With respect to each Mortgage Loan secured by a leasehold estate:

                    (1) The leasehold created by direct lease of the freehold
               estate, the ground lease or memorandum thereof has been recorded, and by its terms permits the leasehold estate to be mortgaged. The ground lease grants any leasehold mortgagee standard protections necessary to protect the security of a leasehold mortgagee including the right of the leasehold mortgagee to receive notice of the lessee's default under the ground lease; the right of the leasehold mortgagee, with adequate time, to cure such default; and, in the case of incurable defaults of the lessee, the right of the leasehold mortgagee to enter into a new ground lease with the lessor on terms financially identical and otherwise substantially identical to the existing ground lease;

                    (2) The ground lease was at the origination of the Mortgage
               Loan, and is, in full force and effect without any outstanding defaults, and was and is not subject to liens and encumbrances;

                    (3) The ground lease has an original term which extends not less than ten (10) years beyond the term of the Mortgage; and

                    (4) The fee estate of the lessor under the ground lease is encumbered by the ground lease, and any lien of any present or future fee mortgagee is and will be subject to and subordinate to the ground lease. The foreclosure of the fee mortgage will not terminate the leasehold estate or the rights of the sub-tenants, and the fee mortgage is subject to the ground lease;

               (xxxix) Each Mortgage Loan contains a customary "due on sale" clause;

               (xl) No Mortgage Loan provides for a prepayment penalty;

               (xli) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier which policy provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies contain a standard mortgagee clause naming the Seller or the original holder of the Mortgage, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

               (xlii) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

               (xliii) There is no proceeding pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation for any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement;

               (xliv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the applicable Mortgage Note; and the Seller has not waived by default, breach, violation or event of acceleration;

               (xlv) The Mortgaged Properties do not include cooperatives or mobile homes and do not constitute other than real property under state law;

               (xlvi) Prior to its respective Closing Date, each Mortgage Loan is being serviced by the Seller;

               (xlvii) There is no obligation on the part of the Seller or any other party to make any payments in addition to the Monthly Payments required to be made by the applicable Mortgagor;

               (xlviii) Any future advances made prior to the applicable Cut-off Date with respect to any Mortgage Loan have been consolidated with the outstanding principal amount secured by such Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note with respect to any Mortgage Loan does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

               (xlix) The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser and any Interested Person evidencing an interest in the Mortgage Loans in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser;

               (l) There are no defaults in complying with the terms of any Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or, if required by the terms of the Mortgage Loan, an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and
     (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater to the day which precedes by one month the Due Date of the first installment of principal and interest, including, without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage;

               (li) The Mortgage File contains an appraisal of the applicable Mortgaged Property signed prior to the approval of the Mortgage Loan by a qualified appraiser, duly appointed by the originator or the mortgage loan broker, as the case may be, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal is in a form acceptable to FNMA and FHLMC and meets the requirements of the Office of Thrift Supervision or its predecessor as they existed at the time of origination;

               (lii) None of the Mortgage Loans are graduated payment mortgage loans or growth equity mortgage loans;

               (liii) In selecting the Mortgage Loans for sale pursuant hereto, no selection procedure was employed by the Seller which was intended to adversely affect the interest of the Purchaser;

               (liv) (a) None of the Mortgage Loans shall be 30 days or more past due as of the applicable Closing Date and (b) no Mortgage Loan shall have been contractually delinquent for more than one monthly installment period during the twelve months preceding the applicable Cut-off Date;

               (lv) To the Seller's best knowledge, no material misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

               (lvi) Upon payment of the purchase price for the Mortgage Loan by the Purchaser, the Seller has transferred to the Purchaser good and marketable title to each Mortgage Note and Mortgage free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority, subject to no participation of or agreement with any other person, to sell and assign the same;

               (lvii) The Seller acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim;

               (lviii) The Seller has not assigned any interest or participation in any Mortgage Loan (or, if, any interest or participation has been assigned, it has been released); (lix) The Seller knows of nothing involving any Mortgage File, Mortgaged Property or Mortgagor's credit standing that could reasonably be expected (1) to cause private institutional investors seeking to invest in mortgage loans originated in accordance with underwriting criteria established by the Guide to regard the Mortgage Loan as an unacceptable investment, (2) to cause the Mortgage Loan to become delinquent or (3) to affect adversely the value of marketability of the Mortgage Loan;

               (lx) The representations and warranties of the Mortgagor in the mortgage loan application and in connection with the Mortgage Loan are true and correct in all material respects (and it shall be deemed that a breach is material only if the Mortgage Loan would not have been made if the Mortgagor had not provided true and correct information); and

               (lxi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                    EXHIBIT J

                            Notice Under Section 3.24



                            ___________________, 199_


[Name of Trustee]
[Address of Trustee]

Attention:  ____________________________

          Re: MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199_-____


     Pursuant to Section 3.24 of the Pooling and Servicing Agreement, dated as of _____________ 1, 199_, relating to the Certificates* referenced above, the undersigned does hereby notify you that:

     (a) The prepayment assumption used in pricing the Certificates was ___% CPR or ___% SPA, as applicable.

     (b) With respect to each Class of the captioned Certificates, set forth below is (i), the first price, as a percentage of the Certificate Principal Balance of each Class of Certificates, at which 10% of the aggregate Certificate Principal Balance of each such Class of Certificates was first sold at a single price, if applicable, or (ii) if more than 10% of a Class of Certificates have been sold but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold expressed as a percentage of the Certificate Principal Balance of such Class of Certificates,
(iii) if less than 10% of the aggregate Certificate Principal Balance of a Class of Certificates has been sold, the purchase price for each such Class of Certificates paid by ________________ (the "Underwriter") expressed as a percentage of the Certificate Principal Balance of such Class of Certificates calculated by: (1) estimating the fair market value of each such Class of Certificates as of _______ __, 199_; (2) adding such estimated fair market value to the aggregate purchase prices of each Class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each Class of Certificates in clause (3) by the purchase price paid by the Underwriter for all the Certificates purchased by it; and (5) for each Class of Certificates, dividing the product obtained from such Class of Certificates in clause (4) by the -------- * Defined terms used herein and not otherwise defined herein have the meaning assigned in the Pooling and Servicing Agreement.

initial Principal Balance of such Class of Certificates or (iv) the fair market value (but not less than zero) as of the Closing Date of each Certificate of each Class of Certificates retained by the Depositor or an affiliate corporation, or delivered to the Seller:

                 Class A-1:      ____________________
                 Class A-2:      ____________________
                 Class A-3:      ____________________
                 Class A-4:      ____________________
                 Class A-5:      ____________________
                 Class A-6:      ____________________
                 Class A-7:      ____________________
                 Class B:        ____________________

     [*less than 10% has been sold to the public]

     The prices and values set forth above do not include accrued interest with respect to periods before the closing.



                                 WMC SECURED ASSETS
                                 CORP.


                                 By ___________________________________
                                 Name:
                                 Title:

                                       -2-